UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4474

Name of Registrant: Vanguard California Tax-Free Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2010 – November 30, 2011

Item 1: Reports to Shareholders

Annual Report | November 30, 2011

Vanguard California Tax-Exempt Funds

Vanguard California Tax-Exempt Money Market Fund
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard California Long-TermTax-Exempt Fund

> Vanguard California Tax-Exempt Money Market Fund returned 0.07% for the fiscal year ended November 30, 2011, as the Federal Reserve continued to keep short-term interest rates near zero.

> Investor Shares of Vanguard California Intermediate-Term Tax-Exempt Fund returned 6.17%, and Admiral Shares returned 6.26%, well ahead of the average return of competitive funds and just behind the return of the benchmark index.

> Investor Shares of Vanguard California Long-Term Tax-Exempt Fund returned 6.60%, and Admiral Shares returned 6.68%, results that lagged the return of the fund’s benchmark index but outpaced the average return of peer-group funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
California Tax-Exempt Money Market Fund.	13
California Intermediate-Term Tax-Exempt Fund.	33
California Long-Term Tax-Exempt Fund.	69
About Your Fund’s Expenses.	97
Glossary.	99

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2011
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market
Fund	0.01%	0.02%	0.07%	0.00%	0.07%
California Tax-Exempt Money Market Funds
Average					0.01
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	2.63%	4.51%	3.88%	2.29%	6.17%
Admiral™ Shares	2.71	4.65	3.97	2.29	6.26
Barclays Capital 7 Year Municipal Bond Index					6.35
California Intermediate Municipal Debt Funds
Average					4.93
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.
Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	3.42%	5.87%	4.51%	2.09%	6.60%
Admiral Shares	3.50	6.00	4.59	2.09	6.68
Barclays Capital 10 Year Municipal Bond Index					7.68
California Municipal Debt Funds Average					6.44
California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

Your fund’s fiscal year, which ended November 30, 2011, began inauspiciously. The turbulence in the municipal bond market that characterized the closing months of the 2010 fiscal year spilled over into the first quarter of this reporting period. By spring, however, the market had regained its footing, and it bounced back strongly for the remainder of the year.

For the fiscal year, Investor Shares of Vanguard California Intermediate-Term Tax-Exempt Fund returned 6.17%, while the Admiral Shares returned 6.26%. For the same period, Investor Shares of Vanguard California Long-Term Tax-Exempt Fund returned 6.60%; Admiral Shares returned 6.68%. Even in the difficult opening months, the income produced by the bond funds cushioned the effects of declining bond prices. For the period as a whole, the funds’ income return accounted for around two-thirds of their total return.

As I noted in my semiannual report to you six months ago, a confluence of negative events affected the municipal bond market at the start of the year. Especially prominent were concerns that state and local governments’ fiscal straits might lead to large-scale defaults. Thankfully, that hasn’t happened—and in our view isn’t likely to happen—although these groups may continue to struggle for some time despite cautiously hopeful signs. It’s important to keep in mind that the recoveries of state and local governments typically lag after a recession ends, and this one follows the worst national slump since the Great Depression. One measure of the fiscal challenges faced in California and elsewhere is the reduced issuance of bonds during the fiscal period as projects are reconsidered.

In response to the market strains earlier in the year that sent municipal bond prices lower, the funds’ yields rose (because bond prices and yields move in opposite directions). As muni prices rallied, yields reversed course by fiscal year-end, winding up slightly lower than where they started. By November 30, the SEC yield for the Intermediate-Term Fund’s Investor Shares stood at 2.63% compared with 3.02% a year earlier: The figures were 3.42% versus 3.81% for the Long-Term Fund’s Investor Shares.

In contrast to the bond markets, money market fund yields were stable—or perhaps frozen is a better word. Vanguard California Tax-Exempt Money Market Fund returned 0.07%, compared with the 0.01% average return of its peers. Money market funds, tax-exempt and taxable alike, continue to be affected by the Federal Reserve’s decision to keep its target for short-term interest rates near zero. In August, the Fed said it planned to maintain that level until at least mid-2013.

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2011
	One	Three	Five
	Year	Years	Years
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.52%	7.69%	6.14%
Barclays Capital Municipal Bond Index (Broad tax-exempt
market)	6.53	8.41	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.09	0.12	1.44

Stocks
Russell 1000 Index (Large-caps)	7.38%	15.10%	0.07%
Russell 2000 Index (Small-caps)	2.75	17.56	0.09
Dow Jones U.S. Total Stock Market Index	6.57	15.67	0.36
MSCI All Country World Index ex USA (International)	-5.90	13.19	-2.11

CPI
Consumer Price Index	3.39%	2.12%	2.34%

Note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, neither the Intermediate-Term nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

Despite modest yields, bonds produced strong returns
Both municipal and taxable bonds performed strongly during the fiscal year as stock market volatility helped generate enthusiasm for the relative stability of fixed income securities. Municipal bonds returned 6.53% and the broad taxable investment-grade bond market returned 5.52%, as anxious investors bid up bond prices and drove already low yields lower still. At the start of the year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 2.80%. At the end, the note yielded just 2.07%. As yields decline, of course, so do the prospective returns available from these interest-bearing investments.

Even as the Fed maintained its near-0% target for the shortest-term interest rates, the central bank instituted a bond-buying policy aimed at reducing long-term yields.

A tumultuous path to unremarkable returns
The broad U.S. stock market produced a single-digit gain for the 12 months ended November 30. International stocks recorded a single-digit loss. On the way to these

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.17%	—	0.34%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.82
California Long-Term Tax-Exempt Fund	0.20	0.12	1.02

The fund expense ratios shown are from the prospectus dated March 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the funds’ expense ratios were: for the California Tax-Exempt Money Market Fund, 0.16%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.17%. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California Municipal Debt Funds.

unremarkable returns, however, global stock markets traversed dramatic highs and lows.

Stock prices surged through the first half of the period as the U.S. economy seemed to be grinding into gear. But investor optimism faded in the second half, as Europe’s sovereign-debt crisis took center stage and political gridlock led to high-stakes brinkmanship over a bill to raise the U.S. debt ceiling. The drama prompted Standard & Poor’s to downgrade the U.S. credit rating, a shock that reverberated through global financial markets (Vanguard’s confidence in the full faith and credit of the U.S. Treasury remains unshaken.)

Although U.S. stocks tumbled through the summer, Treasury prices increased as fear of a disorderly European fiscal resolution spurred a flight to quality. U.S. stocks rebounded in the period’s final months. International stock markets traced similar trajectories before finishing the year with a negative return.

After a difficult start, municipal bonds rallied
California and most other states continued their budget struggles in the aftermath of the Great Recession. Governments throughout the country have been closely reexamining their cost structures, a process aimed at closing immediate

Total Returns
Ten Years Ended November 30, 2011
Average
Annual Return
California Tax-Exempt Money Market Fund	1.49%
California Tax-Exempt Money Market Funds Average	1.16
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.
California Intermediate-Term Tax-Exempt Fund Investor Shares	4.20%
Barclays Capital 7 Year Municipal Bond Index	5.33
California Intermediate Municipal Debt Funds Average	3.62
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.
California Long-Term Tax-Exempt Fund Investor Shares	4.36%
Barclays Capital 10 Year Municipal Bond Index	5.52
California Municipal Debt Funds Average	3.83
California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

budget gaps that may also help address some difficult longer-term issues. On the income side of the equation, states’ tax revenue continued to recover for the seventh straight calendar quarter as of September, but at a more moderate pace, according to a preliminary report from The Nelson A. Rockefeller Institute of Government. California’s downshift was more pronounced than the decline in the national average (its year-over-year revenue increase dwindled to almost zero in the third calendar quarter, versus the national average of about 7%).

At the start of the fiscal period, many investors viewed the fiscal challenges of state and local governments with deep pessimism, which contributed to an unusually deep plunge in municipal bond prices. Other factors included a rallying stock market, signs of a strengthening economy, rising interest rates, and the expiration of a popular subsidized taxable municipal bond program. Municipal market gloom persisted until the spring, when a strong rally began that lasted for the remainder of the funds’ fiscal year.

The market upswing countered the year’s discouraging start for the Long-Term Fund. The fund’s solid returns of 6.60% for Investor Shares and 6.68% for Admiral Shares outpaced the 6.44% average return of competing California funds, a consequence of the fund’s smaller loss in the opening months of the year.

The fund’s advisor, Vanguard Fixed Income Group, invests in higher-quality municipal bonds. This focus is a key reason for the fund’s better relative performance, because investors tend to prefer these kinds of investments in rough times. As the year continued and investors regained their appetite for risk, the higher quality of the fund’s assets compared with those of its peers held back returns somewhat. And as longer-term yields declined, peer funds also got a boost from their typically longer average durations (the longer a fund’s duration, the more sensitive the fund is to interest rate changes). At root were the Federal Reserve’s actions at both ends of the yield spectrum. The Fed’s policy of keeping short-term interest rates low has driven many investors to intermediate-term bonds, thus raising prices and reducing yields, while its new bond-buying policy has pushed longer-term yields lower.

The Intermediate-Term Fund, by contrast, performed strongly throughout the year, helped by good bond selection by the fund’s advisor. Investor Shares returned 6.17% for the 12 months ended November 30 and Admiral Shares returned 6.26%, both ahead of the 4.93% average return of the fund’s peers.

The advisor concentrated where possible on essential-service bonds, which typically generate relatively stable revenue streams from, for example, water, sewer, and electricity-generating facilities. The advisor also invested selectively in sectors such as health care.

The Advisor’s Report that follows this letter provides additional details about the Fixed Income Group’s management of the funds during the year.

Skillful management helps produce solid returns over the long term
A key measure of a fund’s performance is its experience over the long term. That is why it’s gratifying to review the history of the California Tax-Exempt Funds. For the ten years ended November 30, 2011, the funds exceeded their peer-group average returns, and the two bond funds trailed the average returns of broad nationwide indexes that serve as reasonable if imperfect benchmarks for California funds.

The funds have benefited from their high-quality orientation and low costs. Especially important has been the skill of the Fixed Income Group—not only the portfolio managers and traders, but also its team of seasoned credit analysts, who provide stringent and objective evaluations of the fiscal strength of bond issuers.

The more markets change, the more they stay the same
Uncertainty—sometimes at elevated levels—is an integral part of the investment landscape. This latest fiscal year serves as a case in point, as concerns about the fiscal health of municipal bond issuers early in the period were overridden by a strong rally in municipal bonds even as the challenges for state and local governments continued unabated.

Whatever the market environment, we believe that an effective long-term investment approach is to select a mix of assets that is balanced between, and diversified among, stocks, bonds, and cash investments. By sticking with such a plan through the markets’ cycles of optimism and fear, you enhance your chances of investment success.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2011

Your Fund’s Performance at a Glance
November 30, 2010 , Through November 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.001	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$10.93	$11.18	$0.408	$0.000
Admiral Shares	10.93	11.18	0.417	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$11.01	$11.24	$0.473	$0.000
Admiral Shares	11.01	11.24	0.482	0.000

Advisor’s Report

For the fiscal year ended November 30, 2011, Vanguard California Tax-Exempt Money Market Fund returned 0.07%, as the Federal Reserve maintained—and said it would extend until mid-2013—its policy of keeping short-term interest rates near zero. The returns for Vanguard California Intermediate-Term Tax-Exempt Fund (6.17% for Investor Shares and 6.26% for Admiral Shares) and California Long-Term Tax-Exempt Fund (6.60% for Investor Shares and 6.68% for Admiral Shares) trailed the returns of their national benchmark indexes but were ahead of the average returns for their California peer-group funds.

The investment environment
The opening months of the funds’ fiscal year coincided with the high point of unease in the municipal bond market. Investors had begun to grow more concerned in October 2010, but the December–January period (your fund’s fiscal year starts on December 1) was characterized by a brief and historically heavy spate of withdrawals from muni funds and a slump in bond prices.

The price decline has been attributed to an almost perfect storm of economic and market factors that we described in detail in our last report to you six months ago.

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2010	2011
2 years	0.60%	0.42%
5 years	1.36	1.12
10 years	2.79	2.22
30 years	4.28	3.84
Source: Vanguard.

One of these factors was the fear held by some investors of a systemic decline in the creditworthiness of municipal bonds as state and local government tax revenues plunged in the wake of the Great Recession. After that disruptive start, more “normal” dynamics set in, and municipal bonds returned a solid 6.53% for the fiscal year, ahead of the 5.52% return of taxable bonds, as measured by the Barclays Capital Municipal Bond Index and Barclays Capital U.S. Aggregate Bond Index, respectively.

As we expected, the fear that large numbers of bond issuers would default turned out to be unwarranted. That said, they do face a challenging road ahead. Tax revenues have continued to rise for almost two years, but not enough to make budget-balancing easy. The effect of a national recession on these revenues lingers well after its official trough; the deeper the slump, the longer the recovery—and, as you know, the most recent downturn was the deepest in decades.

State and local governments continued to react to the forced austerity programs that the Great Recession precipitated, issuing fewer bonds than investors had expected earlier in the year and being more selective in the process. Overall municipal bond issuance during fiscal 2011 was about 7% lower than a year earlier, although it began to pick up later in the year. The volume figures exclude the effect of subsidized bonds issued under the Build America Bonds (BABs) program, part of the federal government’s economic-crisis stimulus package. These taxable bonds diverted some potential volume from the market for tax-exempt bonds before the program’s expiration at year-end 2010.

Reflecting the fiscal restraint being exercised by California state and local governments, the volume of new California municipal bonds issued (excluding BABs) decreased by almost 8% during the funds’ fiscal year, in line with the national average, to just over $37 billion. The figure smooths over unusually low issuance in the funds’ first and second quarters compared with the same periods a year ago and an increase in issuance (more than double that of a year ago) in the third quarter. With BABs included, the total amount of issuance during the funds’ fiscal year was down even more, by almost 38%.

At the same time, tax-exempt munis offered attractive yields compared with those of Treasury bonds. Muni bonds’ yields historically have been lower, a relationship that takes into account the federal tax-free nature of their income. During the latter part of the fiscal year, muni yields approached and then surpassed Treasury yields as investors sought “safe” assets in reaction to concerns about, among other things, Europe’s sovereign-debt problems. The flight to safety also fueled demand for higher-quality munis, even as state and local governments continued to struggle with their finances.

Given the unusual steepness of the yield curve during the year—that is, the difference in yields between the shortest-and longest-maturity bonds, as shown in the table on page 9—issuers sought to lower borrowing costs by favoring shorter maturities. They found a match with individual investors who were fleeing from the almost nonexistent yields offered by money market mutual funds to short-and medium-term bonds, a dynamic that pushed intermediate-term yields lower as demand and prices rose (bond prices and yields move inversely to each other). In choosing our investments during the year, we took advantage of the steepness in the yield curve to boost returns.

The low money market fund yields, of course, were a consequence of the Federal Reserve’s policy, in place since December 2008, of keeping the shortest-term interest rates near zero. In August, the Fed said it would continue to do so until at least mid-2013, and one month later it said it would also strive to lower longer-term interest rates. Under this new policy, informally known as Operation Twist, the Fed has begun purchasing Treasury bonds with remaining maturities of 6 to 30 years. The purchases have had the effect of lowering yields and raising prices of longer-term bonds.

Management of the funds
Bond fund returns during the fiscal year were helped substantially by our decision to redeploy certain assets from the shorter-to the longer-maturity regions of the yield curve.

We also sought to add value through careful, and diversified, selection of revenue-based bonds rather than focusing on state and local general obligation bonds. Some of the spreads between these bonds were among the highest we have seen. The sectors involved included those focused on essential services and A-rated hospital bonds.

We have been cautious in setting the California bond funds’ durations, given the uncertainties hovering over both the U.S. and European economies as well as future U.S. tax policy. We have set each fund’s average weighted duration, which is a gauge of the sensitivity of its portfolio to changes in interest rates, at a neutral level compared with its benchmark index.

In managing the money market fund, we haven’t changed our strategy, even though we continue to operate in an investment environment shaped by the Federal Reserve’s anchoring of its target interest rate in the neighborhood of zero. We remain focused on maintaining a diversified portfolio of high-quality short-term debt.

Going forward, credit concerns will continue to weigh on the municipal market—understandably, given the financial stresses that state and local governments will face for some time. Even so, our approach to muni bond investing hasn’t changed: As always, our dedicated and seasoned credit analysts, working together with traders and portfolio managers, will closely review the fiscal health of our borrowers as we choose issues to add to our portfolios and monitor those we have already purchased.

John M. Carbone, Principal, Portfolio Manager

Mathew M. Kiselak, Principal, Portfolio Manager

James D’Arcy, Portfolio Manager

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Vanguard Fixed Income Group

December 20, 2011

California Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2011

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.17%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	53 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
For information about these ratings, see the Glossary entry for
Credit Quality.

1 The expense ratio shown is from the prospectus dated March 29, 2011, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratio was 0.16%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.17%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
California Tax-Exempt Money Market
Fund	0.07%	1.25%	1.49%	$11,598

– – – – California Tax-Exempt Money Market
Funds Average	0.01	1.01	1.16	11,219
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2002	1.33%	0.92%
2003	0.91	0.54
2004	1.05	0.60
2005	2.17	1.70
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
7-day SEC yield (11/30/2011): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper Inc.

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.09%	1.36%	1.52%

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (97.9%)
California (97.8%)
	ABAG Finance Authority for Nonprofit Corps.
	California Revenue (Francis Parker
	School Project) VRDO	0.120%	12/7/11 LOC	17,315	17,315
	ABAG Finance Authority for Nonprofit Corps.
	California Revenue (Institute for Defense
	Analyses) VRDO	0.120%	12/7/11 LOC	11,945	11,945
	ABAG Finance Authority for Nonprofit Corps.
	California Revenue (Lakeside Village
	Apartments) VRDO	0.110%	12/7/11 LOC	12,000	12,000
	ABAG Finance Authority for Nonprofit Corps.
	California Revenue (Public Policy Institute) VRDO	0.160%	12/7/11 LOC	12,705	12,705
	Anaheim CA Housing Finance Agency Home
	Mortgage Revenue VRDO	0.130%	12/7/11 LOC	5,485	5,485
1	Anaheim CA Public Financing Authority
	Lease Revenue (Anaheim Public Improvements
	Project) TOB VRDO	0.130%	12/7/11 LOC	47,180	47,180
[1,2]	Bay Area Toll Authority California Toll Bridge
	Revenue (San Francisco Bay Area) TOB PUT	0.280%	4/26/12	9,865	9,865
1	Bay Area Toll Authority California Toll Bridge
	Revenue (San Francisco Bay Area) TOB VRDO	0.140%	12/7/11	41,910	41,910
1	Bay Area Toll Authority California Toll Bridge
	Revenue (San Francisco Bay Area) TOB VRDO	0.180%	12/7/11	7,500	7,500
	Berkeley CA TRAN	2.000%	7/5/12	48,000	48,497
1	BlackRock MuniYield California Fund, Inc.
	VRDP VRDO	0.260%	12/7/11 LOC	15,000	15,000
1	BlackRock MuniYield California
	Quality Fund, Inc. VRDP VRDO	0.260%	12/7/11 LOC	30,000	30,000
	Butte County CA TRAN	2.000%	6/29/12	5,000	5,049
	California Department of Water
	Resources Power Supply Revenue	5.125%	5/1/12 (Prere.)	15,000	15,455
	California Department of Water
	Resources Power Supply Revenue	5.250%	5/1/12 (Prere.)	1,000	1,031
	California Department of Water Resources
	Power Supply Revenue	5.375%	5/1/12 (Prere.)	30,000	30,924

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	California Department of Water Resources
	Power Supply Revenue	5.375%	5/1/12 (Prere.)	1,000	1,031
	California Department of Water Resources
	Power Supply Revenue	5.375%	5/1/12 (Prere.)	5,500	5,673
	California Department of Water Resources
	Power Supply Revenue	5.500%	5/1/12 (Prere.)	6,745	6,960
	California Department of Water Resources
	Power Supply Revenue	5.500%	5/1/12 (Prere.)	5,000	5,159
1	California Department of Water Resources
	Water System Revenue (Central
	Valley Project) TOB VRDO	0.140%	12/7/11	4,100	4,100
	California Educational Facilities Authority
	Revenue (California Institute of
	Technology) VRDO	0.090%	12/7/11	54,800	54,800
	California Educational Facilities Authority
	Revenue (Stanford Hospital) CP	0.170%	2/6/12	10,000	10,000
1	California Educational Facilities Authority
	Revenue (Stanford Hospital) TOB VRDO	0.150%	12/7/11 LOC	5,800	5,800
	California Educational Facilities Authority
	Revenue (Stanford University) CP	0.160%	1/20/12	10,000	10,000
	California Educational Facilities Authority
	Revenue (Stanford University) CP	0.240%	7/17/12	40,000	40,000
	California Educational Facilities Authority
	Revenue (Stanford University) CP	0.250%	7/17/12	1,200	1,200
	California Educational Facilities Authority
	Revenue (Stanford University) CP	0.250%	8/9/12	40,000	40,000
[1,2]	California Educational Facilities Authority
	Revenue (Stanford University) TOB PUT	0.250%	2/9/12	37,235	37,235
1	California Educational Facilities Authority
	Revenue (Stanford University) TOB VRDO	0.130%	12/7/11	4,455	4,455
1	California Educational Facilities Authority
	Revenue (Stanford University) TOB VRDO	0.150%	12/7/11	7,645	7,645
[1,2]	California Educational Facilities Authority
	Revenue (University of Southern
	California) TOB PUT	0.310%	8/15/12	15,040	15,040
1	California Educational Facilities Authority
	Revenue (University of Southern
	California) TOB VRDO	0.140%	12/7/11	4,135	4,135
	California GO	5.000%	2/1/12 (Prere.)	20,000	20,155
	California GO	5.250%	4/1/12 (Prere.)	9,835	9,997
	California Health Facilities Financing Authority
	Revenue (Catholic Healthcare West) VRDO	0.100%	12/7/11 LOC	6,725	6,725
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of
	Orange County) VRDO	0.090%	12/7/11 LOC	13,950	13,950
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of
	Orange County) VRDO	0.090%	12/7/11 LOC	42,900	42,900
	California Health Facilities Financing Authority
	Revenue (Children’s Hospital of
	Orange County) VRDO	0.090%	12/7/11 LOC	22,100	22,100
[1,2]	California Health Facilities Financing Authority
	Revenue (Kaiser Foundation Hospitals) TOB PUT	0.180%	1/3/12 LOC	35,000	35,000
	California Health Facilities Financing Authority
	Revenue (Memorial Health Services) VRDO	0.090%	12/7/11	54,175	54,175

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.070%	12/7/11 LOC	12,715	12,715
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.140%	12/7/11	6,700	6,700
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.100%	12/7/11 LOC	26,700	26,700
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.100%	12/7/11 LOC	39,390	39,390
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.100%	12/7/11 LOC	7,390	7,390
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.100%	12/7/11 LOC	12,900	12,900
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.110%	12/7/11 LOC	12,400	12,400
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.110%	12/7/11 LOC	5,920	5,920
California Housing Finance Agency Multifamily
Housing Revenue VRDO	0.140%	12/7/11 LOC	8,800	8,800
California Infrastructure & Economic
Development Bank Revenue (Academy of
Motion Picture Arts & Sciences Obligated
Group) VRDO	0.110%	12/7/11 LOC	35,000	35,000
California Infrastructure & Economic
Development Bank Revenue
(Academy of Sciences) VRDO	0.100%	12/1/11 LOC	8,925	8,925
California Infrastructure & Economic
Development Bank Revenue (American
National Red Cross) VRDO	0.080%	12/7/11 LOC	14,575	14,575
1 California Infrastructure & Economic
Development Bank Revenue (Bay Area Toll
Bridges Seismic Retrofit) TOB VRDO	0.110%	12/1/11 (ETM)	4,240	4,240
California Infrastructure & Economic
Development Bank Revenue (Buck
Institute for Age Research) VRDO	0.090%	12/7/11 LOC	26,700	26,700
California Infrastructure & Economic
Development Bank Revenue
(Los Angeles County Museum of Natural
History Foundation) VRDO	0.070%	12/1/11 LOC	1,500	1,500
California Infrastructure & Economic
Development Bank Revenue
(Prinsco Inc. Project) VRDO	0.330%	12/7/11 LOC	7,150	7,150
California Infrastructure & Economic
Development Bank Revenue
(SRI International) VRDO	0.110%	12/7/11 LOC	1,800	1,800
California Infrastructure & Economic
Development Bank Revenue
(SRI International) VRDO	0.110%	12/7/11 LOC	4,280	4,280
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.230%	12/7/11 LOC	5,720	5,720
California Municipal Finance Authority Revenue
(Westmont College) VRDO	0.120%	12/7/11 LOC	13,500	13,500
1 California Public Works Board Lease Revenue
(University of California) TOB VRDO	0.200%	12/7/11	6,655	6,655
California RAN	2.000%	5/24/12	56,000	56,438
California School Cash Reserve Program
Authority Pool TRAN	2.000%	6/1/12	20,000	20,156

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 California State University Revenue
Systemwide TOB VRDO	0.260%	12/7/11 (4)	20,475	20,475
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.120%	12/7/11	79,575	79,575
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Apple Creek Apartments) VRDO	0.100%	12/7/11 LOC	17,140	17,140
California Statewide Communities Development
Authority Multifamily Housing Revenue (Canyon
Springs Apartments Project) VRDO	0.180%	12/7/11 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Knolls Apartments) VRDO	0.140%	12/7/11 LOC	12,715	12,715
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.130%	12/7/11 LOC	8,585	8,585
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.140%	12/7/11 LOC	5,800	5,800
California Statewide Communities Development
Authority Revenue (Community Hospital of the
Monterey Peninsula) VRDO	0.080%	12/7/11 LOC	12,250	12,250
California Statewide Communities Development
Authority Revenue (Concordia University Irvine
Project) VRDO	0.140%	12/1/11 LOC	12,650	12,650
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	0.480%	6/1/12	12,500	12,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	0.480%	6/1/12	12,500	12,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.100%	12/7/11	14,400	14,400
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital–
San Diego) VRDO	0.090%	12/7/11 LOC	25,000	25,000
California Statewide Communities Development
Authority Revenue (Redlands Community
Hospital) VRDO	0.110%	12/7/11 LOC	2,000	2,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.180%	12/7/11	5,500	5,500
1 Central Basin Municipal Water District
California COP TOB VRDO	0.180%	12/7/11 (4)	7,500	7,500
Cerritos CA Community College District BAN	2.000%	4/30/12	7,000	7,041
1 Cerritos CA Community College District
GO TOB VRDO	0.140%	12/7/11	7,845	7,845
1 Chabot-Las Positas CA Community College
District GO TOB VRDO	0.150%	12/7/11	8,000	8,000
1 Chabot-Las Positas CA Community College
District GO TOB VRDO	0.260%	12/7/11	8,725	8,725
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.100%	12/7/11 LOC	18,970	18,970
1 Contra Costa CA Community College District
GO TOB VRDO	0.140%	12/7/11	5,110	5,110
1 Contra Costa CA Community College District
GO TOB VRDO	0.270%	12/7/11	5,200	5,200
1 Contra Costa CA Transportation Authority
Sales Tax Revenue TOB VRDO	0.140%	12/7/11	20,000	20,000

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Contra Costa County CA Multifamily Housing
	Revenue (Park Regency) VRDO	0.100%	12/7/11 LOC	47,200	47,200
	Contra Costa County CA Multifamily Housing
	Revenue (Pleasant Hill BART Transit Village
	Apartments Project) VRDO	0.140%	12/7/11 LOC	25,000	25,000
1	Desert CA Community College District
	GO TOB VRDO	0.170%	12/7/11	11,000	11,000
2	East Bay CA Municipal Utility District Waste
	Water System Revenue PUT	0.160%	2/1/12	7,800	7,800
	East Bay CA Municipal Utility District Water
	System Revenue (Extendable) CP	0.250%	1/12/12	20,800	20,800
	East Bay CA Municipal Utility District Water
	System Revenue (Extendable) CP	0.230%	3/1/12	12,200	12,200
	East Bay CA Municipal Utility District Water
	System Revenue (Extendable) CP	0.230%	3/7/12	13,500	13,500
2	East Bay CA Municipal Utility District Water
	System Revenue PUT	0.170%	3/1/12	32,480	32,480
[2,3]	East Bay CA Municipal Utility District Water
	System Revenue PUT	0.120%	12/3/12	45,525	45,525
1	Eastern California Municipal Water District
	Water & Sewer COP TOB VRDO	0.140%	12/7/11	1,590	1,590
	Eastern California Municipal Water District
	Water & Sewer Revenue	2.000%	7/1/12	7,485	7,561
1	Eastern California Municipal Water District
	Water & Sewer Revenue TOB VRDO	0.180%	12/7/11	3,940	3,940
	Eastern California Municipal Water District
	Water & Sewer Revenue VRDO	0.090%	12/7/11	15,600	15,600
	Escondido CA Community Development
	(Escondido Promenade Project) COP VRDO	0.140%	12/7/11 LOC	9,400	9,400
	Escondido CA Community Development
	Multifamily Revenue (Heritage Park
	Apartments) VRDO	0.130%	12/7/11 LOC	4,250	4,250
	Freemont CA Union High School District TRAN	3.000%	6/29/12	15,000	15,237
	Fremont CA COP VRDO	0.090%	12/7/11 LOC	9,305	9,305
	Fremont CA COP VRDO	0.120%	12/7/11 LOC	5,000	5,000
1	Fresno CA Unified School District Revenue
	TOB VRDO	0.150%	12/7/11 LOC	8,030	8,030
	Fresno County CA TRAN	3.000%	6/29/12	8,000	8,127
	Garden Grove CA Housing Authority Multifamily
	Housing Revenue (Valley View Senior
	Villas Project) VRDO	0.140%	12/7/11 LOC	9,100	9,100
1	Grossmont CA Healthcare District Revenue
	TOB VRDO	0.150%	12/7/11	5,000	5,000
1	Imperial CA Irrigation District Electric
	Revenue TOB VRDO	0.150%	12/7/11 LOC	4,100	4,100
	Irvine CA Assessment District No. 05-21
	Improvement Revenue (Northwest Irvine) VRDO	0.140%	12/1/11 LOC	1,350	1,350
	Irvine CA Assessment District No. 97-17
	Improvement Revenue VRDO	0.140%	12/1/11 LOC	14,504	14,504
	Livermore CA COP VRDO	0.130%	12/7/11 LOC	13,990	13,990
	Livermore CA Redevelopment Agency Multi-Family
	Housing Revenue (Richards Manor) VRDO	0.130%	12/7/11 LOC	4,770	4,770
1	Long Beach CA Harbor Revenue TOB VRDO	0.320%	12/7/11	15,850	15,850
	Long Beach CA Water Revenue CP	0.180%	2/6/12	11,000	11,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Los Angeles CA Community College District
GO TOB VRDO	0.110%	12/7/11	3,500	3,500
1 Los Angeles CA Community College District
GO TOB VRDO	0.150%	12/7/11	5,200	5,200
1 Los Angeles CA Community College District
GO TOB VRDO	0.170%	12/7/11	16,130	16,130
1 Los Angeles CA Community College District
GO TOB VRDO	0.200%	12/7/11	9,575	9,575
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.100%	12/7/11 LOC	3,300	3,300
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.130%	12/7/11 LOC	25,000	25,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.140%	12/7/11	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.200%	12/7/11	18,880	18,880
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.200%	12/7/11	7,975	7,975
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.130%	12/7/11 LOC	10,255	10,255
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.140%	12/7/11	7,495	7,495
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.200%	12/7/11	5,450	5,450
1 Los Angeles CA Department of Water &
Power Revenue TOB VRDO	0.200%	12/7/11	4,360	4,360
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	12/7/11	32,400	32,400
Los Angeles CA Department of Water &
Power Revenue VRDO	0.080%	12/7/11	7,675	7,675
Los Angeles CA Department of Water &
Power Revenue VRDO	0.100%	12/7/11	22,315	22,315
Los Angeles CA Department of Water &
Power Revenue VRDO	0.100%	12/7/11	86,500	86,500
1 Los Angeles CA GO TOB VRDO	0.110%	12/1/11	6,045	6,045
Los Angeles CA Harbor Department
Revenue CP	0.250%	2/13/12	10,000	10,000
1 Los Angeles CA Harbor Department
Revenue TOB VRDO	0.140%	12/7/11	4,020	4,020
1 Los Angeles CA Harbor Department
Revenue TOB VRDO	0.150%	12/7/11	5,395	5,395
Los Angeles CA Multifamily Housing Revenue
(Beverly Park Apartments) VRDO	0.130%	12/7/11 LOC	15,500	15,500
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.100%	12/7/11 LOC	40,000	40,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.140%	12/7/11 LOC	6,895	6,895
Los Angeles CA Multifamily Housing Revenue
(San Regis Project) VRDO	0.140%	12/7/11 LOC	23,600	23,600
Los Angeles CA Municipal Improvement Corp.
Lease Revenue CP	0.230%	12/5/11 LOC	30,500	30,500
Los Angeles CA TRAN	2.500%	2/29/12	10,000	10,054

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Los Angeles CA TRAN	2.500%	3/30/12	12,500	12,590
	Los Angeles CA TRAN	2.500%	4/30/12	5,500	5,551
1	Los Angeles CA Unified School District
	GO TOB VRDO	0.130%	12/7/11	9,020	9,020
1	Los Angeles CA Unified School District
	GO TOB VRDO	0.140%	12/7/11	6,660	6,660
1	Los Angeles CA Unified School District
	GO TOB VRDO	0.140%	12/7/11	9,995	9,995
1	Los Angeles CA Wastewater System
	Revenue TOB VRDO	0.140%	12/7/11	7,500	7,500
1	Los Angeles CA Wastewater System
	Revenue TOB VRDO	0.140%	12/7/11	25,000	25,000
	Los Angeles CA Wastewater System
	Revenue VRDO	0.120%	12/7/11 LOC	2,870	2,870
[1,2]	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue TOB PUT	0.180%	4/2/12 LOC	20,000	20,000
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue VRDO	0.110%	12/1/11	6,300	6,300
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax
	Revenue VRDO	0.110%	12/1/11	33,480	33,480
1	Los Angeles County CA Sanitation Districts
	Financing Authority Capital Projects Revenue
	TOB VRDO	0.130%	12/7/11 LOC	10,485	10,485
	Los Angeles County CA TRAN	2.500%	3/30/12	35,000	35,248
1	Los Angeles County CA Unified School District
	GO TOB VRDO	0.140%	12/7/11	5,000	5,000
	Manteca CA Redevelopment Agency Tax
	Allocation Revenue VRDO	0.150%	12/1/11 LOC	18,945	18,945
2	Metropolitan Water District of Southern
	California Revenue PUT	0.160%	6/1/12	21,500	21,500
2	Metropolitan Water District of Southern
	California Revenue PUT	0.160%	6/1/12	15,000	15,000
2	Metropolitan Water District of Southern
	California Revenue PUT	0.140%	7/9/12	15,000	15,000
1	Metropolitan Water District of Southern
	California Revenue TOB VRDO	0.140%	12/7/11	6,435	6,435
1	Metropolitan Water District of Southern
	California Revenue TOB VRDO	0.140%	12/7/11	5,000	5,000
	Metropolitan Water District of Southern
	California Revenue VRDO	0.150%	12/7/11	26,900	26,900
	Mission Viejo CA Community Development
	Financing Authority Revenue (Mission Viejo
	Mall Improvement) VRDO	0.100%	12/7/11 LOC	23,900	23,900
	Modesto CA Water Revenue VRDO	0.120%	12/7/11 (4)LOC	10,620	10,620
1	Nuveen California Investment Quality Municipal
	Fund VRDP VRDO	0.260%	12/7/11 LOC	18,000	18,000
1	Nuveen California Performance Plus Municipal
	Fund VRDP VRDO	0.260%	12/7/11 LOC	15,000	15,000
1	Nuveen California Quality Income Municipal
	Fund VRDP VRDO	0.260%	12/7/11 LOC	26,000	26,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Nuveen Insured California Premium Income
Municipal Fund 2 VRDP VRDO	0.260%	12/7/11 LOC	27,000	27,000
1 Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)
TOB VRDO	0.130%	12/7/11 LOC	13,710	13,710
Oakland CA TRAN	2.000%	3/30/12	9,000	9,050
Oakland-Alameda County CA Coliseum Authority
Lease Revenue (Oakland Coliseum Project)
VRDO	0.100%	12/7/11 LOC	67,500	67,500
Orange County CA Apartment Development
Revenue VRDO	0.100%	12/7/11 LOC	38,700	38,700
Orange County CA Apartment Development
Revenue VRDO	0.110%	12/7/11 LOC	9,550	9,550
1 Orange County CA Sanitation District COP
TOB VRDO	0.160%	12/7/11	10,925	10,925
Orange County CA Sanitation District COP VRDO	2.000%	11/9/12	71,605	72,797
Orange County CA Teeter Plan CP	0.160%	12/7/11 LOC	20,000	20,000
Orange County CA TRAN	2.000%	3/15/12	12,000	12,061
Orange County CA TRAN	2.000%	5/15/12	19,560	19,714
1 Palomar Pomerado Health System California
Revenue GO TOB VRDO	0.150%	12/7/11 (12)	2,600	2,600
1 Piedmont CA Unified School District
GO TOB VRDO	0.140%	12/7/11	3,225	3,225
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project) VRDO	0.150%	12/1/11 LOC	28,955	28,955
1 Riverside CA Electric Revenue TOB VRDO	0.110%	12/1/11	7,050	7,050
Riverside CA Electric Revenue VRDO	0.080%	12/7/11 LOC	9,500	9,500
Riverside County CA Industrial Development
Authority Empowerment Zone Facility Revenue
(Guy Evans Inc. Project) VRDO	0.120%	12/7/11 LOC	5,345	5,345
Riverside County CA Public Facility Project
COP VRDO	0.100%	12/7/11 LOC	9,200	9,200
Riverside County CA TRAN	2.000%	3/30/12	40,000	40,228
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.110%	12/7/11	9,670	9,670
Sacramento CA Suburban Water District COP
VRDO	0.070%	12/7/11 LOC	20,025	20,025
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.140%	12/7/11 LOC	12,300	12,300
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.140%	12/7/11 LOC	10,200	10,200
Sacramento County CA Sanitation Districts
Financing Authority Revenue VRDO	0.110%	12/7/11 LOC	5,000	5,000
1 San Bernardino CA Community College
District GO TOB VRDO	0.140%	12/7/11	7,500	7,500
1 San Bernardino CA Community College
District GO TOB VRDO	0.200%	12/7/11	42,865	42,865
San Bernardino County CA TRAN	2.000%	6/29/12	25,000	25,247
San Bernardino County CA Transportation
Authority Sales Tax RAN	3.500%	5/1/12	1,815	1,839
San Diego CA Community College District GO	1.500%	8/1/12	6,050	6,100
1 San Diego CA Community College District GO
TOB VRDO	0.140%	12/7/11	5,000	5,000

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	San Diego CA Community College District GO
	TOB VRDO	0.140%	12/7/11	5,000	5,000
	San Diego CA County TRAN	2.000%	6/29/12	15,000	15,150
	San Diego CA Housing Authority Multifamily
	Housing Revenue (Bay Vista Apartments
	Project) VRDO	0.130%	12/7/11 LOC	9,690	9,690
	San Diego CA Housing Authority Multifamily
	Housing Revenue (Canyon Rim Apartments)
	VRDO	0.130%	12/7/11 LOC	32,440	32,440
1	San Diego CA Public Facilities Financing
	Authority Water Revenue TOB VRDO	0.140%	12/7/11	7,495	7,495
1	San Diego CA Public Facilities Financing
	Authority Water Revenue TOB VRDO	0.140%	12/7/11	10,310	10,310
[1,2]	San Diego CA Unified School District GO
	TOB PUT	0.310%	8/15/12	25,350	25,350
	San Diego County CA Regional Transportation
	Authority Sales Tax Revenue VRDO	0.140%	12/7/11	4,900	4,900
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.140%	12/7/11	10,100	10,100
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.140%	12/7/11	4,825	4,825
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.140%	12/7/11	6,840	6,840
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.140%	12/7/11	9,500	9,500
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.150%	12/7/11	33,120	33,120
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.240%	12/7/11	6,500	6,500
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.240%	12/7/11	6,100	6,100
1	San Diego County CA Water Authority
	Revenue COP TOB VRDO	0.240%	12/7/11	9,800	9,800
	San Diego County CA Water Authority
	Revenue CP	0.160%	12/5/11	5,000	5,000
	San Diego County CA Water Authority
	Revenue CP	0.160%	12/5/11	5,000	5,000
	San Diego County CA Water Authority
	Revenue CP	0.180%	2/14/12	14,000	14,000
	San Diego County CA Water Authority
	Revenue CP	0.200%	3/9/12	12,500	12,500
1	San Francisco CA Bay Area Rapid Transit
	District Sales Tax Revenue TOB VRDO	0.130%	12/7/11	7,500	7,500
1	San Francisco CA Bay Area Rapid Transit
	District Sales Tax Revenue TOB VRDO	0.140%	12/7/11	13,595	13,595
1	San Francisco CA City & County (Laguna
	Honda Hospital) GO TOB VRDO	0.200%	12/7/11	6,700	6,700
	San Francisco CA City & County Airport
	Commission International Airport
	Revenue VRDO	0.090%	12/7/11 LOC	8,000	8,000
	San Francisco CA City & County Finance Corp.
	Lease Revenue (Moscone Center Expansion)
	VRDO	0.090%	12/7/11 LOC	47,745	47,745
	San Francisco CA City & County GO	2.000%	6/15/12	7,250	7,317

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County International
Airport Revenue VRDO	0.090%	12/7/11 LOC	5,000	5,000
San Francisco CA City & County International
Airport Revenue VRDO	0.100%	12/7/11 LOC	16,000	16,000
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.100%	12/7/11 LOC	40,000	40,000
San Francisco CA City & County Unified School
District TRAN	2.000%	6/29/12	10,000	10,098
San Jose CA Financing Authority Lease
Revenue CP	0.180%	12/9/11 LOC	27,068	27,068
1 San Jose CA Financing Authority Lease
Revenue TOB VRDO	0.140%	12/7/11 (13)	25,960	25,960
San Jose CA Multifamily Housing Revenue
(Cinnabar Commons) VRDO	0.140%	12/7/11 LOC	16,600	16,600
San Jose CA Multifamily Housing Revenue
(Raintree Apartments) VRDO	0.140%	12/7/11 LOC	10,000	10,000
1 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.140%	12/7/11	7,310	7,310
1 San Marcos CA Public Facilities Authority Tax
Allocation Revenue TOB VRDO	0.110%	12/1/11 LOC	4,200	4,200
1 San Mateo County CA Community College
District GO TOB VRDO	0.140%	12/7/11	4,315	4,315
Santa Barbara County CA TRAN	2.000%	6/29/12	11,000	11,109
Santa Clara County CA El Camino Hospital
District Facilities Authority Revenue (Valley
Medical Center Project) VRDO	0.100%	12/7/11 LOC	11,850	11,850
Santa Clara County CA El Camino Hospital
District Facilities Authority Revenue (Valley
Medical Center Project) VRDO	0.100%	12/7/11 LOC	12,600	12,600
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue VRDO	0.080%	12/7/11	6,500	6,500
Santa Cruz County CA TRAN	2.000%	3/1/12	6,000	6,026
1 Sequoia CA Unified School District GO TOB VRDO	0.140%	12/7/11	5,860	5,860
Sequoia CA Union High School District TRAN	3.000%	7/5/12	13,000	13,212
1 Sonoma County CA Junior College District
GO TOB VRDO	0.130%	12/7/11	30,765	30,765
South Placer CA Wastewater Authority
Revenue VRDO	0.060%	12/7/11 LOC	8,000	8,000
1 Sunnyvale CA Wastewater Revenue TOB VRDO	0.150%	12/7/11	13,320	13,320
1 Sweetwater CA Unified School District GO
TOB VRDO	0.150%	12/7/11 (13)	16,445	16,445
1 Torrance CA Hospital Revenue (Torrance
Memorial Medical Center) TOB VRDO	0.150%	12/7/11 LOC	9,100	9,100
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center) VRDO	0.100%	12/7/11 LOC	9,100	9,100
University of California Regents CP	0.180%	12/6/11	24,000	24,000
University of California Regents CP	0.160%	12/7/11	25,000	25,000
University of California Regents CP	0.170%	1/12/12	10,000	10,000
University of California Revenue	3.000%	5/15/12	2,000	2,025
University of California Revenue	5.000%	5/15/12	1,000	1,022
1 University of California Revenue TOB VRDO	0.140%	12/7/11	3,495	3,495
1 University of California Revenue TOB VRDO	0.140%	12/7/11	6,000	6,000
1 University of California Revenue TOB VRDO	0.140%	12/7/11	3,470	3,470

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	University of California Revenue TOB VRDO	0.140%	12/7/11	1,890	1,890
1	University of California Revenue TOB VRDO	0.140%	12/7/11	15,195	15,195
1	University of California Revenue TOB VRDO	0.200%	12/7/11	7,300	7,300
1	University of California Revenue TOB VRDO	0.200%	12/7/11	6,655	6,655
1	University of California Revenue TOB VRDO	0.200%	12/7/11	12,010	12,010
	Ventura County CA TRAN	2.250%	6/29/12	35,315	35,717
	Westlands CA Water District COP VRDO	0.090%	12/7/11 LOC	26,835	26,835
	Whittier CA Health Facility Revenue (Presbyterian
	Intercommunity Hospital) VRDO	0.070%	12/7/11 LOC	4,900	4,900
	Whittier CA Health Facility Revenue (Presbyterian
	Intercommunity Hospital) VRDO	0.080%	12/7/11 LOC	9,200	9,200
					4,039,948
Puerto Rico (0.1%)
	Puerto Rico Public Finance Corp. Revenue	5.500%	2/1/12 (Prere.)	3,500	3,529
Total Tax-Exempt Municipal Bonds (Cost $4,043,477)					4,043,477
Other Assets and Liabilities (2.1%)
Other Assets					158,892
Liabilities					(71,125)
					87,767
Net Assets (100%)
Applicable to 4,130,698,200 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					4,131,244
Net Asset Value Per Share					$1.00

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,131,238
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	6
Net Assets	4,131,244

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $1,149,600,000, representing 27.8% of net assets.
2 Adjustable-rate security.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	10,102
Total Income	10,102
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,311
Management and Administrative	4,691
Marketing and Distribution	1,351
Custodian Fees	57
Auditing Fees	23
Shareholders’ Reports	27
Trustees’ Fees and Expenses	5
Total Expenses	7,465
Expense Reduction—Note B	(332)
Net Expenses	7,133
Net Investment Income	2,969
Realized Net Gain (Loss) on Investment Securities Sold	26
Net Increase (Decrease) in Net Assets Resulting from Operations	2,995

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,969	5,550
Realized Net Gain (Loss)	26	6
Net Increase (Decrease) in Net Assets Resulting from Operations	2,995	5,556
Distributions
Net Investment Income	(2,969)	(5,550)
Realized Capital Gain	—	—
Total Distributions	(2,969)	(5,550)
Capital Share Transactions (at $1.00)
Issued	2,863,192	2,982,771
Issued in Lieu of Cash Distributions	2,862	5,359
Redeemed	(3,344,624)	(3,733,806)
Net Increase (Decrease) from Capital Share Transactions	(478,570)	(745,676)
Total Increase (Decrease)	(478,544)	(745,670)
Net Assets
Beginning of Period	4,609,788	5,355,458
End of Period	4,131,244	4,609,788

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.001	.004	.022	.035
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.001	.001	.004	.022	.035
Distributions
Dividends from Net Investment Income	(.001)	(.001)	(.004)	(.022)	(.035)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.001)	(.001)	(.004)	(.022)	(.035)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.07%	0.11%	0.37%	2.21%	3.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,131	$4,610	$5,355	$7,506	$8,623
Ratio of Expenses to
Average Net Assets	0.16%[2]	0.17%	0.17%[3]	0.11%[3]	0.10%
Ratio of Net Investment Income to
Average Net Assets	0.07%	0.11%	0.39%	2.19%	3.49%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.17%. See Note B in the Notes to Financial Statements.
3 Includes fees to participate in the Treasury Temporary Guarantee Program fo Money Market Funds of 0.04% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $676,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.27% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2011, Vanguard’s management and administrative expenses were reduced by $332,000 (an effective annual rate of 0.01% of the fund’s average net assets).

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

California Tax-Exempt Money Market Fund

At November 30, 2011, 100% of the market value of the fund’s investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCAIX	VCADX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.63%	2.71%

Financial Attributes
		Barclays	Barclays
		7 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	747	4,836	45,906
Yield to Maturity
(before expenses)	2.9%	2.2%	3.1%
Average Coupon	4.4%	4.9%	4.9%
Average Duration	5.6 years	5.0 years	8.2 years
Average Effective
Maturity	5.8 years	7.0 years	13.5 years
Short-Term
Reserves	5.9%	—	—

Volatility Measures
	Barclays	Barclays
	7 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.80	0.96
Beta	0.95	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	12.9%
1 - 3 Years	14.2
3 - 5 Years	18.6
5 - 10 Years	44.4
10 - 20 Years	9.4
20 - 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
AAA	8.6%
AA	51.3
A	32.1
BBB	6.7
BB	0.5
B	0.1
Not Rated	0.7

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
California Intermediate-Term
Tax-Exempt Fund Investor Shares	6.17%	4.09%	4.20%	$15,086
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	16,411

Barclays Capital 7 Year Municipal Bond
Index	6.35	5.85	5.33	16,802
California Intermediate Municipal Debt
Funds Average	4.93	3.59	3.62	14,274
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Intermediate-Term Tax-Exempt
Fund Admiral Shares	6.26%	4.17%	4.27%	$75,953
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	82,057
Barclays Capital 7 Year Municipal Bond
Index	6.35	5.85	5.33	84,012

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
				Barclays
				7 Year
				Municipal
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.35%	1.53%	5.88%	7.02%
2003	4.12	1.66	5.78	6.97
2004	3.93	-1.52	2.41	2.89
2005	3.90	-1.79	2.11	2.16
2006	4.12	1.28	5.40	5.09
2007	3.99	-1.53	2.46	4.19
2008	3.79	-6.50	-2.71	2.91
2009	4.19	6.37	10.56	10.43
2010	3.79	0.64	4.43	5.52
2011	3.88	2.29	6.17	6.35

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	3.16%	4.26%	4.01%	0.14%	4.15%
Admiral Shares	11/12/2001	3.25	4.33	4.07[1]	0.00[1]	4.071
1 Return since inception.

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
California (99.1%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue
(899 Charleston Project) VRDO	0.160%	12/1/11 LOC	14,145	14,145
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal
Senior Communities)	6.000%	7/1/31	2,750	2,734
ABAG Finance Authority for Nonprofit Corps.
California Revenue (San Francisco
Friends) VRDO	0.150%	12/7/11 LOC	2,900	2,900
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,215
Alameda CA Corridor Transportation
Authority Revenue	5.125%	10/1/14 (14)	10,150	10,184
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/20 (2)	12,250	7,813
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/29 (2)	30,000	9,602
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/30 (2)	8,000	2,372
Alameda County CA
(Medical Center Project) COP	5.250%	6/1/12 (ETM)	1,595	1,630
Alameda County CA
(Medical Center Project) COP	5.250%	6/1/13 (ETM)	1,785	1,867
Alameda County CA
(Medical Center Project) COP	5.375%	6/1/14 (ETM)	1,880	1,982
Alameda County CA
(Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	4,175
Alameda County CA COP	5.375%	12/1/12 (14)	11,000	11,149
Alameda County CA COP	5.375%	12/1/13 (14)	13,930	14,112
Alameda County CA COP	5.375%	12/1/14 (14)	4,790	4,850
Alameda County CA COP	5.375%	12/1/15 (14)	1,500	1,519
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,434
Anaheim CA Public Financing Authority
Revenue (Electric System)	5.000%	10/1/21 (14)	4,425	4,929
Anaheim CA Public Financing Authority
Revenue (Electric System)	5.000%	10/1/22 (14)	4,660	5,127

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anaheim CA Public Financing Authority
Revenue (Electric System)	5.000%	10/1/24 (14)	5,175	5,584
Anaheim CA Public Financing Authority
Revenue (Electric System)	5.000%	10/1/25 (14)	5,450	5,822
Anaheim CA Public Financing Authority
Revenue (Electric System)	5.250%	10/1/30	5,585	6,065
Anaheim CA Union High School District GO	5.375%	8/1/12 (Prere.)	1,250	1,293
Antioch CA Public Financing Authority
Reassessment Revenue	5.000%	9/2/13 (2)	4,445	4,451
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,203
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (14)	50,000	50,750
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (10)	5,000	5,179
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	5,665	6,629
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/23	11,625	12,990
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	3,000	3,295
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/26	10,000	10,945
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/29	11,280	12,243
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	3,000	3,149
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.080%	12/7/11 LOC	10,300	10,300
Burbank CA Public Financing Authority
Revenue (Golden State Redevelopment Project)	5.250%	12/1/12 (2)	3,540	3,651
Burbank CA Public Financing Authority
Revenue (Golden State Redevelopment Project)	5.250%	12/1/13 (2)	4,615	4,850
Cabrillo CA Community College District Revenue	0.000%	8/1/13 (14)	2,590	2,557
Cabrillo CA Community College District Revenue	0.000%	8/1/14 (14)	2,655	2,562
1 Cabrillo CA Community College District
Revenue TOB VRDO	0.150%	12/7/11	17,605	17,605
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	13,765	12,669
California Department of Water Resources
Power Supply Revenue	5.500%	5/1/12 (Prere.)	12,225	12,616
California Department of Water Resources
Power Supply Revenue	5.500%	5/1/12 (Prere.)	6,110	6,306
California Department of Water Resources
Power Supply Revenue	6.000%	5/1/12 (Prere.)	13,970	14,447
California Department of Water Resources
Power Supply Revenue	6.000%	5/1/12 (Prere.)	12,500	12,926
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	15,000	16,983
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,792
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	17,000	19,693
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	29,453

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	14,600	17,201
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	2,525	2,999
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	21,323
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	5,475	6,504
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	23,410
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,452
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,000	21,594
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	22,890	27,460
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	3,660	4,391
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	7,792
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	50,000	57,032
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	22,813
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,900
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	14,675	16,563
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	4,915	5,723
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/12 (ETM)	90	94
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/24	5,000	5,613
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/26	8,565	9,464
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/26 (14)	3,535	3,822
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/27	8,800	9,779
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/27	3,900	4,465
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,759
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/28	4,505	5,113
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	3,920
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/29	4,640	5,224
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	2,999
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.250%	12/1/30	1,850	2,071

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources Water
System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,277
California Economic Recovery Bonds GO	5.250%	7/1/13	20,000	21,449
2 California Economic Recovery Bonds GO	5.250%	7/1/14 (ETM)	3,385	3,791
California Economic Recovery Bonds GO	5.250%	7/1/14	11,615	12,919
California Economic Recovery Bonds GO	5.000%	7/1/18	27,090	31,673
California Economic Recovery Bonds GO	5.000%	7/1/19	32,330	38,042
California Economic Recovery Bonds GO	5.000%	7/1/20	43,810	50,826
California Economic Recovery Bonds GO	5.250%	7/1/21	45,385	52,919
California Economic Recovery Bonds GO	5.000%	7/1/22	16,280	17,727
California Educational Facilities Authority
Revenue (Chapman University) VRDO	0.140%	12/1/11 LOC	8,410	8,410
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/14	360	385
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/15	380	413
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/16	400	441
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	10,000	12,154
California GO	5.000%	3/1/13	20,640	21,720
California GO	5.000%	10/1/14	2,000	2,210
California GO	5.000%	11/1/14	1,390	1,540
California GO	5.000%	3/1/15	1,000	1,114
California GO	5.375%	4/1/15	125	127
California GO	5.000%	12/1/15	1,470	1,586
California GO	5.000%	4/1/17	11,000	12,555
California GO	5.250%	2/1/18 (14)	8,000	9,256
California GO	6.000%	2/1/18 (2)	6,240	7,478
California GO	5.000%	3/1/18	1,850	2,116
California GO	5.500%	4/1/18	20,000	23,486
California GO	5.000%	8/1/18	1,895	2,119
California GO	5.000%	10/1/18	14,095	16,236
California GO	5.000%	10/1/18	20,000	23,038
California GO	5.000%	2/1/12 (Prere.)	9,400	9,476
California GO	5.500%	4/1/19	11,245	13,330
California GO	5.000%	5/1/19	10,000	10,966
California GO	5.000%	8/1/19	30,000	33,060
California GO	5.000%	10/1/19	21,000	24,273
California GO	5.000%	10/1/19 (14)	14,800	16,282
California GO	5.250%	2/1/20	7,500	8,777
California GO	5.000%	3/1/20	55,285	59,889
California GO	5.000%	8/1/20	14,890	16,747
California GO	5.000%	3/1/21	2,250	2,552
California GO	5.500%	4/1/21	2,000	2,305
California GO	5.000%	6/1/22	12,000	12,820
California GO	5.000%	9/1/23	12,120	13,119
California GO	5.000%	10/1/23	12,500	13,544
California GO	5.000%	12/1/23	7,500	8,260
California GO	5.000%	3/1/24	3,000	3,277
California GO	5.000%	8/1/24	10,100	10,938
California GO	5.000%	8/1/24 (4)	31,275	32,851
California GO	5.000%	10/1/24	13,440	14,484
California GO	5.000%	11/1/24	6,000	6,560

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	5.000%	11/1/24	5,000	5,471
California GO	5.000%	12/1/24	2,000	2,189
California GO	5.125%	3/1/25	2,000	2,131
California GO	5.000%	8/1/25	10,000	10,714
California GO	5.000%	11/1/25	1,500	1,620
California GO	5.000%	12/1/25	21,015	22,705
California GO	5.000%	3/1/26	5,000	5,263
California GO	5.000%	3/1/26	8,500	9,073
California GO	5.000%	4/1/26	32,480	34,224
California GO	5.000%	11/1/26	7,500	8,040
California GO	5.000%	4/1/27	24,285	25,451
California GO	5.750%	4/1/27	31,455	35,071
California GO	4.500%	8/1/27	6,000	6,041
California GO	5.250%	10/1/27	5,000	5,449
California GO	5.000%	3/1/28	10,855	11,229
California GO	5.750%	4/1/28	30,000	33,348
California GO	5.000%	6/1/28	10,005	10,329
California GO	5.250%	9/1/28	6,000	6,480
California GO	5.000%	9/1/29	6,000	6,292
California GO	5.250%	3/1/30	20,000	21,065
California GO	4.500%	8/1/30	13,770	13,683
California GO	5.000%	9/1/30	10,000	10,398
California GO	5.000%	3/1/31	5,535	5,623
California GO	5.750%	4/1/31	30,000	32,987
California GO	6.000%	3/1/33	12,000	13,448
California GO	6.500%	4/1/33	20,000	23,302
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/16	2,170	2,235
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/19	1,025	1,044
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/33	1,000	979
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,764
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,104
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,176
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,131
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	8,728
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,000	5,300
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	21,239
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,000	4,358
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	39,000	42,888
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/1/14	9,000	9,722
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) PUT	5.000%	7/2/12	8,000	8,209

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/14	4,000	4,377
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,200
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,993
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	5,340
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	1,958
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/14 (2)	2,280	2,427
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/15 (2)	2,245	2,376
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/16 (2)	2,515	2,650
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/17 (2)	2,630	2,758
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/24	3,000	3,500
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/28	4,000	4,536
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	6,332
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,115	2,063
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,908
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,481
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	10,453
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/16/14	15,000	16,457
1 California Health Facilities Financing Authority
Revenue (St. Joseph Health System) TOB VRDO	0.170%	12/7/11	15,000	15,000
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/14	2,715	2,890
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/15	3,000	3,172
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	11/15/16	6,275	6,617
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,196
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	5,404
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.140%	12/7/11	17,660	17,660
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.140%	12/7/11	13,325	13,325

California Intermediate-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	California Infrastructure & Economic
	Development Bank Revenue (Bay Area Toll
	Bridges Seismic Retrofit) TOB VRDO	0.110%	12/1/11 (ETM)	56,890	56,890
	California Infrastructure & Economic
	Development Bank Revenue (Buck Institute
	for Age Research) VRDO	0.090%	12/7/11 LOC	2,800	2,800
	California Infrastructure & Economic
	Development Bank Revenue (Clean Water
	State Revolving Fund)	5.000%	10/1/14	2,500	2,594
[3,4]	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) PUT	0.620%	4/1/14	5,000	5,000
	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) PUT	3.900%	12/1/11	9,000	9,001
	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) PUT	3.900%	12/1/11	2,000	2,000
	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) PUT	2.250%	4/2/12	2,500	2,517
	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) VRDO	0.040%	12/1/11	14,795	14,797
	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) VRDO	0.060%	12/1/11	4,000	4,000
	California Infrastructure & Economic
	Development Bank Revenue
	(J. Paul Getty Trust) VRDO	0.050%	12/7/11	5,000	5,000
	California Infrastructure & Economic
	Development Bank Revenue (Los Angeles
	County Museum of Natural History
	Foundation) VRDO	0.070%	12/1/11 LOC	4,800	4,800
	California Infrastructure & Economic
	Development Bank Revenue
	(Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,841
	California Infrastructure & Economic
	Development Bank Revenue
	(Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,063
	California Infrastructure & Economic
	Development Bank Revenue
	(Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,149
	California Infrastructure & Economic
	Development Bank Revenue
	(SRI International) VRDO	0.110%	12/7/11 LOC	3,100	3,100
	California Infrastructure & Economic
	Development Bank Revenue
	(State Revolving Fund)	5.000%	10/1/29	7,000	7,208
	California Infrastructure & Economic
	Development Bank Revenue
	(Workers’ Compensation Relief)	5.250%	10/1/13 (2)	18,000	19,417

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Infrastructure & Economic
Development Bank Revenue
(Workers’ Compensation Relief)	5.250%	10/1/14 (2)	25,815	27,848
California Municipal Finance Authority
(Community Hospitals of Central California
Obligated Group) COP	5.375%	2/1/29	16,600	15,429
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,000	1,055
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,381
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,441
California Pollution Control Financing Authority
Environmental Improvement Revenue
(BP West Coast Products LLC Project) PUT	2.600%	9/2/14	13,550	13,947
California Pollution Control Financing Authority
Revenue (San Diego Gas & Electric Co.)	5.900%	6/1/14 (14)	17,135	19,121
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	4,058
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/12 (14)	10,625	11,051
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,495	3,878
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/18 (2)	27,790	29,867
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/21	3,975	4,142
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	6/1/21	10,000	10,341
California Public Works Board Lease Revenue
(Department of Corrections)	5.500%	6/1/22	10,000	10,296
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	6,294
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,444
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/15	1,500	1,625
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/17	8,000	8,583
California Public Works Board Lease Revenue
(Department of Mental Health)	5.500%	6/1/18	5,000	5,365
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	7,077
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	3,000	3,009
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	4,965
California Public Works Board Lease Revenue
(Regents of The University of California)	5.500%	6/1/14	7,505	7,928
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/18 (14)	10,310	12,103
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (14)	7,670	8,995

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/25	5,765	6,075
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/26 (14)	9,010	9,736
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,672
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,761
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/13	2,000	2,141
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/14	4,745	5,186
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	7,101
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,440
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,493
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	5,000	5,844
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/22	2,645	3,042
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/31	5,000	5,236
California RAN	2.000%	5/24/12	22,500	22,678
California State University Revenue Systemwide	5.375%	5/1/13 (Prere.)	5,390	5,773
California State University Revenue Systemwide	5.000%	11/1/20	5,000	5,918
California State University Revenue Systemwide	5.000%	11/1/22 (2)	18,440	20,333
California State University Revenue Systemwide	5.000%	11/1/24	2,915	3,274
California State University Revenue Systemwide	5.000%	11/1/24	8,690	9,466
California State University Revenue Systemwide	5.000%	11/1/25	11,820	12,747
California State University Revenue Systemwide	5.000%	11/1/26	12,530	13,460
California State University Revenue Systemwide	5.000%	11/1/27	5,740	6,255
California State University Revenue Systemwide	5.000%	11/1/27	5,000	5,333
1 California State University Revenue Systemwide
TOB VRDO	0.140%	12/7/11 (12)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue (Adventist
Health System/West)	5.000%	3/1/25	14,975	15,146
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	10/1/13	6,920	7,364
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	10/1/14	5,335	5,653
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	10/1/15	7,780	8,203
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	10/1/23	10,000	10,410
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	4.250%	11/1/16 (3)	15,000	16,403

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Pollution Control Revenue
(Southern California Edison Co.) PUT	4.250%	11/1/16 (3)	25,000	27,338
California Statewide Communities Development
Authority Revenue (Concordia University
Irvine Project) VRDO	0.140%	12/1/11 LOC	2,300	2,300
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	10,000	10,265
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System–St. Francis Medical Center)	5.250%	7/1/13	1,250	1,297
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System–St. Francis Medical Center)	5.000%	7/1/22	5,155	5,010
California Statewide Communities Development
Authority Revenue (Daughters of Charity Health
System–St. Francis Medical Center)	5.250%	7/1/25	1,995	1,913
California Statewide Communities Development
Authority Revenue (Huntington
Memorial Hospital)	5.000%	7/1/18	6,190	6,661
California Statewide Communities Development
Authority Revenue (Institute for Defense
Analyses) VRDO	0.140%	12/7/11 (2) LOC	3,365	3,365
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,200	3,253
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,425
California Statewide Communities Development
Authority Revenue (Los Angeles Orthopaedic
Hospital Foundation & Orthopaedic Hospital)	5.125%	6/1/13 (2)	1,530	1,533
California Statewide Communities Development
Authority Revenue (Los Angeles Orthopaedic
Hospital Foundation & Orthopaedic Hospital)	5.250%	6/1/14 (2)	1,610	1,613
California Statewide Communities Development
Authority Revenue (Proposition 1A
Receivables Program)	5.000%	6/15/13	28,000	29,733
California Statewide Communities Development
Authority Revenue
(Rady Children’s Hospital–San Diego)	5.000%	8/15/20 (14)	2,440	2,583
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	5,100
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	12,045	12,653
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.170%	12/7/11	4,038	4,038
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.000%	11/15/29	2,000	2,158
California Statewide Communities Development
Authority Student Housing Revenue
(CHF-Irvine LLC–UCI East Campus
Apartments Phase II)	5.500%	5/15/26	5,000	4,980
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,246

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Central Valley CA Financing Authority
Cogeneration Project Revenue
(Carson Ice-Gen Project)	5.000%	7/1/17	1,000	1,137
Central Valley CA Financing Authority
Cogeneration Project Revenue
(Carson Ice-Gen Project)	5.000%	7/1/19	765	879
Central Valley CA Financing Authority
Cogeneration Project Revenue
(Carson Ice-Gen Project)	5.250%	7/1/20	1,025	1,191
1 Chabot-Las Positas CA Community College
District GO TOB VRDO	0.150%	12/7/11	3,000	3,000
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	2,974
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,295	1,404
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,460	1,583
Compton CA Unified School District GO	5.250%	9/1/13 (Prere.)	1,645	1,783
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22 (14)	15,300	16,217
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,315
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,335
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,043
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	554
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	627
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	672
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	614
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	491
Culver City CA Redevelopment Agency Tax
Allocation Revenue	5.375%	11/1/16 (4)	3,260	3,271
East Bay CA Municipal Utility District
Water System Revenue	5.000%	6/1/30	2,005	2,188
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	17,369
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	4,921
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/26	5,245	5,593
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/27	6,220	6,595
Eastern California Municipal Water District
Water & Sewer COP	5.000%	7/1/28	1,000	1,055
Eastern California Municipal Water District
Water & Sewer Revenue VRDO	0.090%	12/7/11	2,200	2,200
Fontana CA Public Financing Authority
Subordinate Lien Tax Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,418
Fontana CA Public Financing Authority
Subordinate Lien Tax Allocation Revenue	5.000%	10/1/23 (2)	2,875	2,911
Fontana CA Public Financing Authority
Subordinate Lien Tax Allocation Revenue	5.000%	10/1/24 (2)	3,475	3,497
Fontana CA Public Financing Authority
Subordinate Lien Tax Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,470
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	4,697
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.250%	1/15/13 (14)	5,000	4,999
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.375%	1/15/15 (14)	5,000	4,973

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Foothill/Eastern Corridor Agency California
Toll Road Revenue	0.000%	1/1/27 (ETM)	10,000	5,951
Foothill/Eastern Corridor Agency California
Toll Road Revenue	0.000%	1/1/28 (ETM)	7,655	4,332
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	908
Fresno County CA TRAN	3.000%	6/29/12	20,000	20,333
Golden State Tobacco
Securitization Corp. California	4.500%	6/1/27	76,935	61,146
Golden State Tobacco
Securitization Corp. California	5.000%	6/1/33	5,000	3,403
Golden State Tobacco
Securitization Corp. California	5.500%	6/1/13 (Prere.)	5,000	5,369
5 Golden State Tobacco
Securitization Corp. California	6.250%	6/1/12 (Prere.)	66,395	71,204
Golden State Tobacco
Securitization Corp. California	0.000%	6/1/37	20,000	12,464
Golden State Tobacco
Securitization Corp. California	7.800%	6/1/13 (Prere.)	25,170	27,879
Golden State Tobacco
Securitization Corp. California	5.000%	6/1/13 (Prere.)	1,930	2,058
Golden State Tobacco
Securitization Corp. California	5.500%	6/1/13 (Prere.)	7,530	8,085
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,222
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	2,476
Grossmont-Cuyamaca CA Community
College District GO	0.000%	8/1/25 (12)	14,010	6,725
Grossmont-Cuyamaca CA Community
College District GO	0.000%	8/1/28 (12)	21,875	8,323
Huntington Beach CA Union
High School District GO	5.000%	8/1/27 (4)	3,530	3,732
Inland Empire Tobacco Securitization
Authority California Revenue	4.625%	6/1/21	8,495	6,733
Intermodal Container Transfer Facility Joint
Power Authority California Revenue
(Union Pacific Railroad Co.)	5.125%	11/1/12 (2)	2,540	2,645
Intermodal Container Transfer Facility Joint
Power Authority California Revenue
(Union Pacific Railroad Co.)	5.125%	11/1/13 (2)	1,870	2,016
Irvine CA Assessment District No. 05-21
Improvement Revenue (Northwest Irvine) VRDO	0.140%	12/1/11 LOC	1,000	1,000
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue	4.600%	9/2/15 (2)	2,515	2,548
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue	4.700%	9/2/16 (2)	2,605	2,634
Irvine CA Ranch Water District Revenue VRDO	0.070%	12/1/11 LOC	5,700	5,700
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25 (2)	8,645	8,864
Kings River Conservation District California COP	5.000%	5/1/12	2,715	2,757
Kings River Conservation District California COP	5.000%	5/1/13	2,315	2,422
Kings River Conservation District California COP	5.000%	5/1/14	3,500	3,742
Kings River Conservation District California COP	5.000%	5/1/15 (ETM)	2,590	2,960
Kings River Conservation District California COP	5.000%	5/1/15	1,755	1,904
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/18	8,665	8,681

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	6,380	2,289
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	3,235	3,456
Long Beach CA Finance Authority Lease Revenue
(Aquarium of the South Pacific)	5.500%	11/1/14 (2)	3,435	3,443
Long Beach CA Finance Authority Natural
Gas Purchase Revenue	5.250%	11/15/20	3,000	3,043
Long Beach CA Finance Authority Natural
Gas Purchase Revenue	1.713%	2/15/12	16,845	11,819
Long Beach CA Finance Authority Natural
Gas Purchase Revenue	1.733%	2/15/12	10,025	7,470
Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	10,000	11,062
Los Angeles CA Community College District GO	5.000%	8/1/24	6,500	7,145
Los Angeles CA Community College District GO	5.000%	8/1/25	5,000	5,428
Los Angeles CA Community College District GO	5.500%	8/1/25	5,000	5,640
Los Angeles CA Community College District GO	5.000%	8/1/27	4,250	4,548
Los Angeles CA Community College District GO	5.000%	8/1/27	6,960	7,449
Los Angeles CA COP	5.000%	4/1/14 (2)	1,435	1,451
Los Angeles CA COP	5.000%	4/1/15 (2)	1,560	1,575
Los Angeles CA COP	5.000%	4/1/16 (2)	1,725	1,741
Los Angeles CA COP	5.000%	4/1/18 (2)	1,950	1,965
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/13 (14)	10,500	11,157
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	4,000	4,321
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/25	3,000	3,249
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	4,000	4,369
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	10,942
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	4,626
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	10,867
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	1,924
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/22	10,000	11,861
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23	1,335	1,497
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/23 (4)	20,605	22,824
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/24	2,770	3,093
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,350	2,549
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/26	2,000	2,166
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	5,000	5,377
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/27	1,655	1,788
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/28	2,000	2,145

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29	1,670	1,777
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	1,940	2,024
Los Angeles CA GO	5.000%	9/1/19 (14)	4,055	4,441
Los Angeles CA GO	5.000%	9/1/28	5,850	6,407
Los Angeles CA GO	5.000%	9/1/29	5,850	6,343
Los Angeles CA GO	5.000%	9/1/30	5,850	6,294
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,629
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,316
Los Angeles CA Municipal Improvement Corp.
Lease Revenue	5.000%	8/1/28 (14)	8,980	9,102
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,492
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	6,842
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	15,363
Los Angeles CA Unified School District GO	5.000%	7/1/13 (4)	4,650	4,970
Los Angeles CA Unified School District GO	6.000%	7/1/13 (3)	3,745	4,054
Los Angeles CA Unified School District GO	5.000%	7/1/14 (ETM)	5,000	5,568
Los Angeles CA Unified School District GO	5.000%	7/1/14	5,000	5,517
Los Angeles CA Unified School District GO	6.000%	7/1/14 (3)	1,440	1,623
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	7,173
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	3,000	3,219
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,302
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	5,000	5,365
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	4,104
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,800	3,337
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	5,000	5,792
Los Angeles CA Unified School District GO	5.000%	7/1/18	8,360	9,828
Los Angeles CA Unified School District GO	5.000%	7/1/18 (2)	4,000	4,531
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,647
Los Angeles CA Unified School District GO	5.000%	7/1/19 (3)	5,000	5,422
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	10,000	11,026
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	5,000	5,631
Los Angeles CA Unified School District GO	5.000%	7/1/20 (2)	14,135	15,918
Los Angeles CA Unified School District GO	5.000%	7/1/21 (2)	15,940	17,879
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	3,900	4,185
Los Angeles CA Unified School District GO	5.000%	7/1/22 (2)	16,760	18,484
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	32,496
Los Angeles CA Unified School District GO	5.000%	7/1/23 (2)	6,000	6,595
Los Angeles CA Unified School District GO	5.000%	7/1/23 (4)	12,975	14,276
Los Angeles CA Unified School District GO	5.000%	7/1/24 (4)	17,210	18,723
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	10,235	10,944
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,787
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,000	10,158
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,150
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,706
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	7,725	7,736
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	7,845	8,234
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,523
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	6,485	6,713
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26 (14)	20,000	21,003

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Capital Asset
Leasing Corp. Revenue	6.000%	12/1/11 (2)	2,360	2,360
Los Angeles County CA Capital Asset
Leasing Corp. Revenue	6.000%	12/1/13 (2)	2,760	2,908
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	4.000%	7/1/13	3,910	4,130
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/17 (4)	10,000	10,667
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,797
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	12,001
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	11,824
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue
VRDO	0.110%	12/1/11	10,960	10,960
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/14 (14)	24,180	26,218
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,694
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	5,060
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/20 (14)	6,155	6,335
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	6,568
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	6,851
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,181
Los Angeles County CA Public Works
Financing Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,077
Los Angeles County CA Public Works
Financing Authority Revenue
(Regional Park & Open Space District)	5.250%	10/1/17 (4)	1,000	1,196
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/13 (ETM)	2,010	1,890
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	8,107
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/26	6,000	6,905
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,237
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,186
Modesto CA Irrigation District COP	5.000%	7/1/13 (Prere.)	3,165	3,396
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,170
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,664
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,787
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	3,981
Modesto CA Irrigation District Financing
Authority Revenue (Domestic Water Project)	5.125%	9/1/15 (2)	4,365	4,377
New Haven CA Unified School District GO	12.000%	8/1/12 (ETM)	600	646
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	3,993

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Newport Beach CA Revenue
(Hoag Memorial Hospital Presbyterian)	5.875%	12/1/30	5,150	5,755
Newport Beach CA Revenue
(Hoag Memorial Hospital Presbyterian) PUT	5.000%	2/7/13	5,000	5,258
Newport Beach CA Revenue
(Hoag Memorial Hospital Presbyterian) VRDO	0.100%	12/7/11 LOC	8,000	8,000
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,000	1,505
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,052
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	495
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	4,346
Northern California Gas Authority No. 1 Revenue	0.699%	1/1/12	19,770	19,195
Northern California Gas Authority No. 1 Revenue	0.849%	1/1/12	23,385	20,692
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,140
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	2,008
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,844
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/19	1,500	1,777
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	4,053
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,857
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,830
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,276
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,695	3,882
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	5,635
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,351
Oakland CA Joint Powers Financing Authority
Lease Revenue (Convention Center)	5.500%	10/1/12 (2)	3,000	3,064
Oakland CA Joint Powers Financing Authority
Lease Revenue (Convention Center)	5.500%	10/1/13 (2)	1,500	1,561
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	9/1/13 (14)	3,990	4,101
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	9/1/15 (14)	3,790	3,880
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	9/1/16 (14)	6,210	6,350
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.000%	9/1/20 (2)	12,870	12,601
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,516
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	1,871
Orange County CA Airport Revenue	5.000%	7/1/17 (4)	1,725	1,817
Orange County CA Development Agency Tax
Allocation Revenue	5.250%	9/1/14 (14)	1,415	1,431
Orange County CA Development Agency Tax
Allocation Revenue	5.250%	9/1/15 (14)	1,485	1,502

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Orange County CA Development Agency
Tax Allocation Revenue	5.375%	9/1/16 (14)	1,570	1,588
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,525
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,089
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,620
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,613
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,603
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	9,172
Palomar Pomerado Health System
California Revenue	5.375%	11/1/12 (14)	7,080	7,091
Palomar Pomerado Health System
California Revenue COP	6.625%	11/1/29	5,000	5,163
Pasadena CA Electric Revenue	5.000%	6/1/12 (Prere.)	2,320	2,375
Pasadena CA Electric Revenue	5.000%	6/1/12 (Prere.)	2,535	2,596
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos
Community Development Project) VRDO	0.150%	12/1/11 LOC	14,700	14,700
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	10,265	13,628
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,208
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,700	10,010
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,723
Poway CA Unified School District GO	0.000%	8/1/18	4,565	3,669
Poway CA Unified School District GO	0.000%	8/1/19	5,425	4,067
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,270
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,580
Poway CA Unified School District GO	0.000%	8/1/28	9,070	3,452
Rancho Cucamonga CA Redevelopment
Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/15 (2)	2,835	2,961
Rancho Cucamonga CA Redevelopment
Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/16 (2)	5,100	5,277
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	11,571
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,087
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,148
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,665
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	3,781
1 Riverside CA Electric Revenue TOB VRDO	0.110%	12/1/11	2,945	2,945
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	3,853
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	1,512
Roseville CA Electric System Revenue	5.000%	2/1/30	6,120	6,425
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,180	4,236
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	10,060
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,000	1,993
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,446
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	847
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	900	1,053
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,481
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,184

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sacramento CA Financing Authority
Lease Revenue	5.000%	11/1/14 (14)	2,235	2,312
Sacramento CA Financing Authority
Lease Revenue	5.375%	12/1/12 (Prere.)	4,395	4,619
Sacramento CA Financing Authority
Lease Revenue	5.375%	12/1/14 (4)	1,630	1,704
Sacramento CA Financing Authority
Lease Revenue	5.000%	12/1/19 (14)	12,860	13,731
Sacramento CA Financing Authority
Lease Revenue	5.000%	12/1/20 (14)	13,670	14,479
Sacramento CA Municipal Utility District
Financing Authority Revenue	5.000%	7/1/21 (14)	7,710	8,004
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	4,000	4,309
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,000	11,461
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,302
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	16,587
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,386
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,136
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,692
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	1,934
Sacramento County CA Airport Revenue	5.000%	7/1/26	2,650	2,796
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,307
Sacramento County CA Airport Revenue	5.000%	7/1/30	3,615	3,729
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/21 (14)	1,850	2,098
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/22 (14)	5,495	6,162
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/23 (14)	7,030	7,837
Sacramento County CA Water Financing
Authority Revenue (Agency Zones 40 & 41)	5.000%	6/1/13 (Prere.)	1,235	1,321
San Bernardino County CA Justice Center &
Airport COP	5.000%	7/1/14 (14)	5,585	5,835
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	4,140	4,311
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	4,420	4,733
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	9,647
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,439
San Diego CA Community College District GO	5.000%	8/1/30	8,670	9,381
San Diego CA Community College District GO	5.000%	8/1/30	9,830	10,636
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,640
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,144
1 San Diego CA Community College District GO
TOB VRDO	0.140%	12/7/11	3,290	3,290
San Diego CA Financing Authority Lease Revenue	5.250%	4/1/12 (2)	3,000	3,010
San Diego CA Financing Authority Lease Revenue	5.250%	4/1/14 (2)	5,680	5,694
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/24	3,000	3,348
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/25	2,000	2,232
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/26	5,000	5,593
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/27	6,000	6,484

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.250%	5/15/27	5,000	5,547
San Diego CA Public Facilities Financing
Authority Sewer Revenue	5.000%	5/15/28	1,825	1,961
San Diego CA Public Facilities Financing
Authority Water Revenue	5.000%	8/1/27	4,215	4,569
San Diego CA Public Facilities Financing
Authority Water Revenue	5.125%	8/1/28	5,000	5,433
San Diego CA Public Facilities Financing
Authority Water Revenue	5.250%	8/1/28	5,355	5,924
San Diego CA Unified School District GO	0.000%	7/1/14 (14)	3,400	3,294
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	7,545
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,616
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	15,548
San Diego CA Unified School District GO	5.500%	7/1/23 (4)	4,210	5,089
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	3,824
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	8,795
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	3,610
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	3,165
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	3,395
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	850
San Diego County CA COP	5.000%	2/1/22 (2)	2,000	2,113
San Diego County CA COP	5.000%	2/1/26 (2)	1,000	1,032
San Diego County CA COP VRDO	0.150%	12/7/11 LOC	14,970	14,970
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/25	9,000	9,628
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	3,000	3,187
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,000	3,132
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,713
San Diego County CA Regional Building
Authority Lease Revenue (County Operations
Center & Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,177
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,234
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,565
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center &
Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,278
San Diego County CA Water Authority Financing
Agency Water Revenue	5.000%	5/1/27	2,000	2,196
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,426
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/15 (14)	6,215	7,029
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/16 (14)	7,880	9,159
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/21 (14)	6,725	8,110

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego County CA Water Authority
Revenue COP	5.250%	5/1/22 (14)	7,075	8,476
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.150%	12/7/11	17,395	17,395
San Francisco CA Bay Area Rapid Transit
District Sales Tax Revenue	5.000%	7/1/23	9,560	11,096
San Francisco CA City & County
(Laguna Honda Hospital) GO	5.000%	6/15/12 (Prere.)	8,000	8,365
San Francisco CA City & County GO	5.000%	6/15/21	7,450	9,005
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,711
San Francisco CA City & County
International Airport Revenue	5.250%	5/1/12 (Prere.)	2,430	2,481
San Francisco CA City & County
International Airport Revenue	5.250%	5/1/12 (Prere.)	3,185	3,252
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/12 (Prere.)	4,015	4,099
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	5,931
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,722
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,649
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,698
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,123
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	25,000	26,753
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	13,766
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,273
San Francisco CA City & County International
Airport Revenue VRDO	0.090%	12/7/11 LOC	2,500	2,500
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,995	3,288
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,080
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	10,736
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,209
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	2,916
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31 (4)	8,600	8,605
San Francisco CA City & County Redevelopment
Agency Lease Revenue (Moscone Center)	5.000%	7/1/16 (4)	3,270	3,304
San Francisco CA City & County Water Revenue	5.000%	11/1/12 (Prere.)	4,865	5,076
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/26 (4)	15,500	6,806
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/27 (4)	15,500	6,138

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/14 (14)	5,500	4,839
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	11,679
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	2,673
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	17,750	11,641
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/26 (ETM)	14,350	8,925
San Jose CA Airport Revenue	5.375%	3/1/13 (4)	4,945	5,111
San Jose CA Airport Revenue	5.375%	3/1/14 (4)	7,550	7,802
San Jose CA Airport Revenue	5.375%	3/1/15 (4)	7,950	8,202
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,119
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,481
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	3,933
San Jose CA Financing Authority Lease Revenue	5.000%	9/1/13 (14)	9,570	9,602
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/13 (14)	5,000	5,148
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/14 (14)	5,000	5,186
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/21	1,270	1,241
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/23	1,140	1,088
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/24 (14)	16,360	15,378
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.000%	8/1/25 (14)	11,505	10,695
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.125%	8/1/25	570	537
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.250%	8/1/26	800	755
San Jose CA Redevelopment Agency
Tax Allocation Revenue	5.375%	8/1/29	1,355	1,299
San Mateo CA Union High School District GO	0.000%	9/1/13 (14)	1,715	1,693
San Mateo CA Union High School District GO	0.000%	9/1/14 (14)	1,500	1,449
San Mateo County CA Community
College District GO	5.375%	9/1/15 (14)	1,300	1,344
San Mateo County CA Community
College District GO	0.000%	9/1/21 (14)	4,645	3,169
San Mateo County CA Community
College District GO	0.000%	9/1/22 (14)	5,675	3,592
San Mateo County CA Community
College District GO	0.000%	9/1/24 (14)	2,825	1,539
San Mateo County CA Community
College District GO	0.000%	9/1/25 (14)	4,000	2,021
San Mateo County CA Community
College District GO	5.000%	9/1/26	3,170	3,461
1 San Mateo County CA Community
College District GO TOB VRDO	0.200%	12/7/11	10,280	10,280
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	2,455	2,539

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,123
Santa Ana CA Community Redevelopment
Agency Tax Allocation Revenue
(South Main Street)	5.000%	9/1/18 (14)	2,685	2,730
Santa Barbara County CA COP	5.250%	12/1/12 (2)	1,000	1,020
Santa Barbara County CA COP	5.250%	12/1/13 (2)	2,355	2,402
Santa Barbara County CA COP	5.250%	12/1/15 (2)	1,065	1,086
Santa Barbara County CA COP	5.250%	12/1/16 (2)	1,760	1,795
Santa Clara CA Electric Revenue	5.250%	7/1/18 (14)	1,720	1,810
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,038
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,623
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,061
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,408
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	4,696
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	4,998
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	13,311
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	11/15/18	7,920	9,199
Santa Clara County CA Financing Authority
Lease Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	10,517
Santa Clara County CA Financing Authority
Lease Revenue (VMC Facility Replacement
Project) VRDO	0.090%	12/7/11	15,600	15,600
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/32 (2)	4,000	4,157
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue VRDO	0.080%	12/7/11	5,600	5,600
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	5,155
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	4,134
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	1,318
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,171
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,626
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,236
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,376
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,540
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,723
South Orange County CA Public Financing
Authority Special Tax Revenue	5.375%	8/15/12 (4)	5,605	5,627
South Orange County CA Public Financing
Authority Special Tax Revenue
(Portola Hills/Lomas Laguna)	5.250%	8/15/13 (2)	2,290	2,294
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/31 (14)	7,255	6,609
Southern California Public Power
Authority Revenue	5.000%	7/1/28	10,000	10,773
Southern California Public Power
Authority Revenue	5.000%	7/1/29	5,000	5,349
Southern California Public Power
Authority Revenue	5.000%	7/1/30	10,750	11,436
Southern California Public Power
Authority Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	7,702

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Linden Windenergy Project)	5.000%	7/1/28	3,500	3,771
Southern California Public Power Authority
Revenue (Linden Windenergy Project)	5.000%	7/1/29	2,500	2,674
Southern California Public Power Authority
Revenue (Linden Windenergy Project)	5.000%	7/1/30	2,500	2,660
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,367
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,332
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,043
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,250	5,181
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	4,908
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	10,280	10,032
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	2,500	2,437
Southern California Public Power Authority
Revenue (San Juan Unit 3)	5.500%	1/1/13 (4)	3,500	3,679
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,600
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	4.750%	6/1/25	8,490	7,168
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	7,100
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,357
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,072
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	7,295
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	6,627
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	7,998
University of California Regents
Medical Center Revenue	5.000%	5/15/19 (14)	5,075	5,609
University of California Regents
Medical Center Revenue	5.000%	5/15/20 (14)	5,065	5,598
University of California Regents
Medical Center Revenue	5.000%	5/15/25	19,385	20,822
University of California Regents
Medical Center Revenue	5.000%	5/15/26	14,095	15,055
University of California Revenue	5.000%	5/15/17 (4)	20,620	23,359
University of California Revenue	5.000%	5/15/18 (4)	10,000	11,281
University of California Revenue	5.000%	5/15/19 (4)	4,275	4,801
University of California Revenue	5.000%	5/15/20 (4)	30,900	34,624
University of California Revenue	5.000%	5/15/21 (4)	14,915	16,675
University of California Revenue	5.000%	5/15/22	5,420	6,393
University of California Revenue	4.750%	5/15/23 (14)	11,185	11,387
University of California Revenue	5.750%	5/15/25	3,000	3,550
University of California Revenue	4.750%	5/15/26	21,320	21,849
University of California Revenue	5.000%	5/15/26 (14)	10,000	10,670
University of California Revenue	5.000%	5/15/27	10,900	12,022
University of California Revenue	5.000%	5/15/28	11,680	12,765
Ventura County CA Community
College District GO	5.000%	8/1/12 (Prere.)	2,740	2,854

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ventura County CA Community
College District GO	5.000%	8/1/16 (14)	360	373
Ventura County CA Community
College District GO	5.000%	8/1/12 (Prere.)	2,030	2,115
Ventura County CA Community
College District GO	5.000%	8/1/17 (14)	270	280
Ventura County CA Community
College District GO	5.000%	8/1/24	1,210	1,393
Ventura County CA Community
College District GO	5.000%	8/1/25	1,915	2,168
Ventura County CA Community
College District GO	5.000%	8/1/27	2,205	2,446
Ventura County CA Community
College District GO	0.000%	8/1/28	15,000	5,906
Vista CA Unified School District GO	5.375%	8/1/15 (4)	150	155
Vista CA Unified School District GO	5.375%	8/1/16 (Prere.)	1,695	1,753
Vista CA Unified School District GO	5.375%	8/1/16 (4)	190	196
Vista CA Unified School District GO	5.375%	8/1/17 (Prere.)	1,455	1,505
Vista CA Unified School District GO	5.375%	8/1/17 (4)	160	165
Washington Township CA Health Care
District Revenue	6.000%	7/1/29	1,000	1,058
West Contra Costa CA Unified School
District GO	6.000%	8/1/26	5,000	5,729
				5,514,956
Puerto Rico (0.7%)
Puerto Rico Aqueduct & Sewer
Authority Revenue	6.250%	7/1/12 (ETM)	1,000	1,035
Puerto Rico Highway & Transportation
Authority Revenue	5.500%	7/1/13 (ETM)	1,475	1,549
1 Puerto Rico Housing Finance
Authority Revenue TOB VRDO	0.140%	12/7/11	2,800	2,800
Puerto Rico Infrastructure Financing
Authority Special Tax Revenue	5.500%	7/1/21 (3)	5,000	5,451
Puerto Rico Infrastructure Financing
Authority Special Tax Revenue	5.500%	7/1/23 (3)	1,585	1,683
Puerto Rico Municipal Finance Agency GO	5.000%	7/1/14 (11)	1,360	1,452
Puerto Rico Municipal Finance Agency GO	5.250%	7/1/16 (11)	1,400	1,524
Puerto Rico Municipal Finance Agency GO	5.250%	7/1/18 (11)	1,000	1,086
Puerto Rico Public Finance Corp. Revenue PUT	5.750%	8/1/27 LOC	20,000	20,139
				36,719
Virgin Islands (0.0%)
Virgin Islands Public Finance Authority Revenue	5.250%	10/1/15	2,200	2,346
Total Tax-Exempt Municipal Bonds (Cost $5,353,215)				5,554,021
Other Assets and Liabilities (0.2%)
Other Assets				82,677
Liabilities				(69,295)
				13,382
Net Assets (100%)				5,567,403

California Intermediate-Term Tax-Exempt Fund

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,472,246
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(105,649)
Unrealized Appreciation (Depreciation)
Investment Securities	200,806
Futures	—
Net Assets	5,567,403

Investor Shares—Net Assets
Applicable to 106,685,920 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,192,671
Net Asset Value Per Share—Investor Shares	$11.18

Admiral Shares—Net Assets
Applicable to 391,325,809 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,374,732
Net Asset Value Per Share—Admiral Shares	$11.18

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $169,228,000, representing 3.0% of net assets.
2 Securities with a value of $56,000 have been segregated as initial margin for open futures contracts.
3 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2011.
4 Adjustable-rate security.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	207,336
Total Income	207,336
Expenses
The Vanguard Group—Note B
Investment Advisory Services	591
Management and Administrative—Investor Shares	1,793
Management and Administrative—Admiral Shares	3,374
Marketing and Distribution—Investor Shares	372
Marketing and Distribution—Admiral Shares	988
Custodian Fees	68
Auditing Fees	29
Shareholders’ Reports—Investor Shares	31
Shareholders’ Reports—Admiral Shares	15
Trustees’ Fees and Expenses	5
Total Expenses	7,266
Net Investment Income	200,070
Realized Net Gain (Loss)
Investment Securities Sold	1,361
Futures Contracts	(8,822)
Realized Net Gain (Loss)	(7,461)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	120,333
Futures Contracts	13
Change in Unrealized Appreciation (Depreciation)	120,346
Net Increase (Decrease) in Net Assets Resulting from Operations	312,955

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	200,070	203,317
Realized Net Gain (Loss)	(7,461)	(608)
Change in Unrealized Appreciation (Depreciation)	120,346	31,695
Net Increase (Decrease) in Net Assets Resulting from Operations	312,955	234,404
Distributions
Net Investment Income
Investor Shares	(43,985)	(54,632)
Admiral Shares	(156,085)	(148,685)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(200,070)	(203,317)
Capital Share Transactions
Investor Shares	(144,605)	(133,336)
Admiral Shares	126,168	514,047
Net Increase (Decrease) from Capital Share Transactions	(18,437)	380,711
Total Increase (Decrease)	94,448	411,798
Net Assets
Beginning of Period	5,472,955	5,061,157
End of Period	5,567,403	5,472,955

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.93	$10.86	$10.21	$10.92	$11.09
Investment Operations
Net Investment Income	.408	.408	.412	.425	.435
Net Realized and Unrealized Gain (Loss)
on Investments	.250	.070	.650	(.710)	(.170)
Total from Investment Operations	.658	.478	1.062	(.285)	.265
Distributions
Dividends from Net Investment Income	(.408)	(.408)	(.412)	(.425)	(.435)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.408)	(.408)	(.412)	(.425)	(.435)
Net Asset Value, End of Period	$11.18	$10.93	$10.86	$10.21	$10.92

Total Return[1]	6.17%	4.43%	10.56%	-2.71%	2.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,193	$1,314	$1,435	$1,320	$1,243
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.73%	3.70%	3.88%	3.96%	3.97%
Portfolio Turnover Rate	13%	10%	17%	25%	11%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.93	$10.86	$10.21	$10.92	$11.09
Investment Operations
Net Investment Income	.417	.417	.421	.432	.443
Net Realized and Unrealized Gain (Loss)
on Investments	.250	.070	.650	(.710)	(.170)
Total from Investment Operations	.667	.487	1.071	(.278)	.273
Distributions
Dividends from Net Investment Income	(.417)	(.417)	(.421)	(.432)	(.443)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.417)	(.417)	(.421)	(.432)	(.443)
Net Asset Value, End of Period	$11.18	$10.93	$10.86	$10.21	$10.92

Total Return	6.26%	4.52%	10.65%	-2.64%	2.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,375	$4,159	$3,626	$3,210	$3,116
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.81%	3.78%	3.96%	4.03%	4.04%
Portfolio Turnover Rate	13%	10%	17%	25%	11%

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

California Intermediate-Term Tax-Exempt Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $894,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.36% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	5,554,021	—
Futures Contracts—Liabilities[1]	(58)	—	—
Total	(58)	5,554,021	—
1 Represents variation margin on the last day of the reporting period.

D. At November 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year United States Treasury Note	March 2012	(1)	(129)	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

California Intermediate-Term Tax-Exempt Fund

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $101,222,000 to offset future net capital gains of $4,253,000 through November 30, 2012, $2,524,000 through November 30, 2013, $6,523,000 through November 30, 2014, $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,084,000 through November 30, 2019.

The fund had realized losses totaling $4,428,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2011, the cost of investment securities for tax purposes was $5,357,643,000. Net unrealized appreciation of investment securities for tax purposes was $196,378,000, consisting of unrealized gains of $235,611,000 on securities that had risen in value since their purchase and $39,233,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2011, the fund purchased $666,152,000 of investment securities and sold $792,849,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	340,985	31,243	502,321	45,661
Issued in Lieu of Cash Distributions	39,355	3,602	48,290	4,382
Redeemed	(524,945)	(48,403)	(683,947)	(62,030)
Net Increase (Decrease)—Investor Shares	(144,605)	(13,558)	(133,336)	(11,987)
Admiral Shares
Issued	1,028,223	94,169	1,327,526	120,454
Issued in Lieu of Cash Distributions	119,408	10,923	114,894	10,422
Redeemed	(1,021,463)	(94,270)	(928,373)	(84,379)
Net Increase (Decrease)—Admiral Shares	126,168	10,822	514,047	46,497

H. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCITX	VCLAX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	3.42%	3.50%

Financial Attributes
		Barclays	Barclays
		10 Year	Municipal
		Municipal	Bond
	Fund	Index	Index
Number of Bonds	465	8,836	45,906
Yield to Maturity
(before expenses)	3.6%	2.8%	3.1%
Average Coupon	4.5%	4.8%	4.9%
Average Duration	6.9 years	6.6 years	8.2 years
Average Effective
Maturity	8.2 years	10.0 years	13.5 years
Short-Term
Reserves	5.3%	—	—

Volatility Measures
	Barclays	Barclays
	10 Year	Municipal
	Municipal	Bond
	Index	Index
R-Squared	0.77	0.94
Beta	0.96	1.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)
Under 1 Year	12.7%
1 - 3 Years	10.1
3 - 5 Years	10.8
5 - 10 Years	48.5
10 - 20 Years	8.0
20 - 30 Years	7.6
Over 30 Years	2.3

Distribution by Credit Quality (% of portfolio)
AAA	6.3%
AA	44.5
A	36.2
BBB	10.5
BB	0.6
B	0.4
Not Rated	1.5

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 29, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2011, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2001, Through November 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
California Long-Term Tax-Exempt Fund
Investor Shares	6.60%	3.42%	4.36%	$15,318
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	16,411

Barclays Capital 10 Year Municipal
Bond Index	7.68	5.70	5.52	17,113
California Municipal Debt Funds
Average	6.44	2.95	3.83	14,564
California Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Long-Term Tax-Exempt Fund
Admiral Shares	6.68%	3.50%	4.43%	$77,123
Barclays Capital Municipal Bond Index	6.53	4.75	5.08	82,057
Barclays Capital 10 Year Municipal Bond
Index	7.68	5.70	5.52	85,567

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2001, Through November 30, 2011
				Barclays
				10 Year
				Municipal
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2002	4.85%	0.51%	5.36%	6.67%
2003	4.73	2.22	6.95	6.88
2004	4.65	-1.33	3.32	4.03
2005	4.54	-0.32	4.22	3.01
2006	4.71	1.99	6.70	6.17
2007	4.52	-3.37	1.15	3.51
2008	4.13	-11.08	-6.95	-0.42
2009	4.96	7.75	12.71	12.67
2010	4.36	0.27	4.63	5.51
2011	4.51	2.09	6.60	7.68

Average Annual Total Returns: Periods Ended September 30, 2011
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	3.25%	3.72%	4.60%	-0.26%	4.34%
Admiral Shares	11/12/2001	3.33	3.80	4.66[1]	-0.43[1]	4.231
1 Return since inception.

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.1%)
California (99.0%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (899 Charleston Project)
VRDO	0.160%	12/1/11 LOC	2,875	2,875
ABAG Finance Authority for Nonprofit Corps.
California Revenue (School of the Mechanical
Arts-Lick-Wilmerding High School)	5.250%	10/1/26	1,000	1,008
ABAG Finance Authority for Nonprofit Corps.
California Revenue (School of the Mechanical
Arts-Lick-Wilmerding High School)	5.300%	10/1/32	3,180	3,183
Alameda CA Corridor Transportation
Authority Revenue	5.125%	10/1/17 (14)	5,000	5,013
Alameda CA Corridor Transportation
Authority Revenue	5.125%	10/1/18 (14)	2,000	2,005
Alameda CA Corridor Transportation
Authority Revenue	0.000%	10/1/30 (2)	30,375	9,005
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	1,768
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	1,744
Anaheim CA Public Financing Authority Revenue
(Distribution System)	5.000%	10/1/21 (14)	3,390	3,593
Bay Area CA Infrastructure Financing
Authority Revenue	5.000%	8/1/17 (14)	4,750	5,027
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	1,500	1,564
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/39	15,050	15,544
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,021
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/44	10,000	10,812
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.080%	12/7/11 LOC	7,400	7,400
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	4,284
California County CA Tobacco Securitization
Agency Revenue	0.000%	6/1/28	7,500	6,257
California County CA Tobacco Securitization
Agency Revenue	0.000%	6/1/36	7,500	5,417

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	6.000%	5/1/12 (Prere.)	13,000	13,443
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	8,000	9,503
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	3,500	4,158
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	11,996
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	9,500	11,397
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,900
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	30,000	33,860
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/25	8,810	9,893
California Economic Recovery Bonds GO	5.000%	7/1/18	15,850	18,532
California Economic Recovery Bonds GO	5.000%	7/1/19	6,000	7,060
California Economic Recovery Bonds GO	5.000%	7/1/20	19,855	23,035
California Economic Recovery Bonds GO	5.250%	7/1/21	16,985	19,805
California Economic Recovery Bonds GO	5.000%	7/1/22	5,000	5,444
California Educational Facilities Authority
Revenue (California Institute of Technology)	5.000%	10/1/39	7,730	8,108
California Educational Facilities Authority
Revenue (California Institute of Technology)	5.000%	11/1/39	3,000	3,227
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/19	1,615	1,805
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	5.750%	6/1/25	2,000	1,996
California Educational Facilities Authority
Revenue (Pomona College)	0.000%	7/1/34	3,155	901
California Educational Facilities Authority
Revenue (Pomona College)	0.000%	7/1/35	3,155	830
California Educational Facilities Authority
Revenue (Pomona College)	0.000%	7/1/36	3,155	783
California Educational Facilities Authority
Revenue (Pomona College)	0.000%	7/1/37	3,155	738
California Educational Facilities Authority
Revenue (Pomona College)	0.000%	7/1/39	2,805	583
California Educational Facilities Authority
Revenue (Pomona College)	0.000%	7/1/40	1,580	310
California Educational Facilities Authority
Revenue (Stanford University)	5.000%	3/15/26	5,330	6,478
California Educational Facilities Authority
Revenue (University of San Francisco)	6.125%	10/1/36	1,250	1,381
California Educational Facilities Authority
Revenue (University of Southern California)	4.750%	10/1/37	1,650	1,674
California Educational Facilities Authority
Revenue (University of Southern California)	5.000%	10/1/38	5,445	5,731
California Educational Facilities Authority
Revenue (University of Southern California)	5.250%	10/1/38	3,420	3,671
1 California Educational Facilities Authority
Revenue (University of Southern California)
TOB VRDO	0.110%	12/1/11	3,005	3,005

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Educational Facilities Authority
Revenue (University of the Pacific)	5.000%	11/1/25	2,000	2,073
California GO	6.250%	9/1/12 (3)	2,940	3,030
California GO	7.000%	11/1/13 (14)	65	67
California GO	5.000%	10/1/14	1,900	2,099
California GO	5.250%	10/1/14 (14)	1,955	1,985
California GO	5.000%	11/1/14	22,840	25,299
California GO	5.000%	11/1/15	1,520	1,708
California GO	5.000%	10/1/18	9,000	10,367
California GO	5.000%	3/1/19	1,250	1,440
California GO	6.000%	4/1/19	1,690	2,055
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	11,639
California GO	5.000%	4/1/20	1,460	1,659
California GO	5.000%	11/1/22	1,000	1,110
California GO	5.250%	9/1/23	10,100	11,525
California GO	5.000%	3/1/25	7,000	7,523
California GO	5.125%	2/1/26	15,325	15,922
California GO	5.000%	6/1/26 (14)	20,000	20,949
California GO	5.250%	10/1/27	5,000	5,449
California GO	5.100%	11/1/27	1,475	1,581
California GO	5.000%	9/1/28	10,650	11,106
California GO	5.000%	9/1/29	6,000	6,292
California GO	5.000%	10/1/29	1,400	1,457
California GO	5.250%	10/1/29	4,700	4,968
California GO	5.250%	3/1/30	10,000	10,533
California GO	4.500%	8/1/30	5,000	4,968
California GO	5.250%	9/1/30	6,000	6,366
California GO	5.750%	4/1/31	15,875	17,456
California GO	5.000%	6/1/32	30,000	30,417
California GO	5.000%	9/1/32	1,045	1,068
California GO	6.000%	3/1/33	7,000	7,845
California GO	6.500%	4/1/33	33,000	38,449
California GO	5.000%	6/1/34	8,500	8,523
California GO	4.500%	3/1/35 (2)	2,320	2,229
California GO	6.000%	11/1/35	10,000	11,145
California GO	5.250%	3/1/38	13,565	13,795
California GO	6.000%	4/1/38	21,190	23,420
California GO	5.250%	8/1/38	10,000	10,179
California GO	5.500%	11/1/39	3,690	3,851
California GO	6.000%	11/1/39	2,700	3,001
California GO	5.500%	3/1/40	9,000	9,400
California GO	5.250%	11/1/40	11,000	11,219
California GO	5.000%	10/1/41	10,000	9,938
California GO VRDO	0.070%	12/1/11 LOC	17,625	17,625
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/33	5,000	4,897
California Health Facilities Financing Authority
Revenue (Casa Colina)	6.125%	4/1/32	10,000	10,010
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,358
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,358
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	8,880

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,020
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	7,000	6,845
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,232
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	3,971
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/33	2,000	2,277
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	6,824
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,520	3,594
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	7,301
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,467
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,323
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	20,500	20,292
California Infrastructure & Economic
Development Bank Revenue (Bay Area Toll
Bridges Seismic Retrofit)	5.000%	1/1/28 (Prere.)	6,500	8,074
1 California Infrastructure & Economic
Development Bank Revenue (Bay Area Toll
Bridges Seismic Retrofit) TOB VRDO	0.110%	12/1/11 (ETM)	820	820
California Infrastructure & Economic
Development Bank Revenue
(J. Paul Getty Trust) VRDO	0.050%	12/7/11	5,000	5,000
California Infrastructure & Economic
Development Bank Revenue (Los Angeles
County Museum of Natural History
Foundation) VRDO	0.070%	12/1/11 LOC	5,500	5,500
California Infrastructure & Economic
Development Bank Revenue (Science
Center Phase II Project)	5.000%	5/1/31 (14)	4,135	3,961
California Infrastructure & Economic
Development Bank Revenue (YMCA of
Metropolitan Los Angeles Project)	5.250%	2/1/26 (2)	4,750	4,802
California Municipal Finance Authority
(Community Hospitals of Central California
Obligated Group) COP	5.500%	2/1/39	11,000	9,847
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,502
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	2,989
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/15 (2)	3,900	4,248
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/17	6,000	6,526
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (2)	22,280	24,740

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/17 (14)	13,835	14,656
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	12/1/19 (14)	15,230	15,878
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	6,588
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	8,845
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,007
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/27 (14)	9,045	9,774
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	5/1/30	17,000	17,602
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	5,681
California RAN	2.000%	5/24/12	12,500	12,599
California State University Revenue Systemwide	5.250%	11/1/19 (4)	5,000	5,454
California State University Revenue Systemwide	5.250%	11/1/20 (4)	4,745	5,167
California State University Revenue Systemwide	5.000%	11/1/21 (2)	17,215	18,982
California State University Revenue Systemwide	5.000%	11/1/24	2,000	2,246
California State University Revenue Systemwide	5.750%	11/1/27	4,500	5,041
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,228
California State University Revenue Systemwide	5.000%	11/1/35 (14)	5,000	5,080
California State University Revenue Systemwide	5.000%	11/1/37	10,000	10,323
California State University Revenue Systemwide	5.250%	11/1/38	3,280	3,408
California Statewide Communities Development
Authority Health Facility Revenue
(Adventist Health System/West)	5.000%	3/1/35	8,000	7,817
California Statewide Communities Development
Authority Health Facility Revenue
(Henry Mayo Newhall Memorial Hospital)	5.000%	10/1/18	5,260	5,267
California Statewide Communities Development
Authority Health Facility Revenue
(Memorial Health Services)	6.000%	10/1/23	8,500	8,848
California Statewide Communities Development
Authority Revenue (Concordia
University Irvine Project) VRDO	0.140%	12/1/11 LOC	5,300	5,300
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,000	6,957
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	4,414
California Statewide Communities Development
Authority Revenue (John Muir Health)	5.000%	8/15/34	5,390	5,318
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.500%	11/1/32	16,250	16,326
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,001
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	3/1/41	4,925	4,785
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	10,250	10,280

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Los Angeles Orthopaedic
Hospital Foundation & Orthopaedic Hospital)	5.750%	6/1/30 (2)	6,680	6,657
California Statewide Communities Development
Authority Revenue (Proposition 1A
Receivables Program)	5.000%	6/15/13	9,000	9,557
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.500%	8/15/34	10,885	10,925
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,188
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.170%	12/7/11	6,773	6,773
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	7,500	7,477
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	4.875%	11/15/36	7,230	5,974
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.250%	11/15/41	3,000	3,211
California Statewide Communities Development
Authority Student Housing Revenue
(CHF-Irvine LLC–UCI East Campus
Apartments Phase II)	5.000%	5/15/38	18,000	15,975
1 Chabot-Las Positas CA Community College
District GO TOB VRDO	0.150%	12/7/11	3,000	3,000
Clovis CA Unified School District GO	0.000%	8/1/13 (14)	4,935	4,872
Clovis CA Unified School District GO	0.000%	8/1/15 (14)	2,770	2,610
Clovis CA Unified School District GO	0.000%	8/1/16 (14)	2,865	2,555
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32 (14)	15,765	16,809
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/36	10,000	10,648
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,280
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,563
Eastern California Municipal Water District
Water & Sewer Revenue	6.750%	7/1/12 (14)	2,340	2,405
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	2,538
Fontana CA Public Financing Authority
Subordinate Lien Tax Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,093
Fontana CA Public Financing Authority
Subordinate Lien Tax Allocation Revenue	5.000%	10/1/32 (2)	5,000	4,824
Fontana CA Unified School District GO	5.250%	8/1/31 (4)	6,115	6,249
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,584
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	2,447
Foothill-De Anza CA Community
College District GO	0.000%	8/1/23 (14)	3,590	2,111
Foothill-De Anza CA Community
College District GO	0.000%	8/1/25 (14)	2,390	1,228
Foothill-De Anza CA Community
College District GO	5.000%	8/1/40	10,000	10,532
Foothill/Eastern Corridor Agency California
Toll Road Revenue	5.875%	1/15/26	10,000	9,895

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Foothill/Eastern Corridor Agency California
Toll Road Revenue	0.000%	1/1/29 (ETM)	7,460	3,994
Foothill/Eastern Corridor Agency California
Toll Road Revenue	0.000%	1/15/33	10,000	2,458
Foothill/Eastern Corridor Agency California
Toll Road Revenue	0.000%	1/15/34	10,000	2,273
Fresno CA Airport Revenue	5.500%	7/1/30 (4)	1,500	1,501
Fresno County CA TRAN	3.000%	6/29/12	20,000	20,333
Galivan CA Joint Community College District GO	5.500%	8/1/28 (2)	3,405	3,533
Golden State Tobacco Securitization Corp.
California	4.500%	6/1/27	24,280	19,297
Golden State Tobacco Securitization Corp.
California	5.500%	6/1/13 (Prere.)	4,000	4,295
2 Golden State Tobacco Securitization Corp.
California	6.250%	6/1/12 (Prere.)	29,730	31,883
Golden State Tobacco Securitization Corp.
California	5.125%	6/1/47	12,785	8,108
Golden State Tobacco Securitization Corp.
California	5.750%	6/1/47	8,500	5,991
Grossmont CA Healthcare District GO	6.125%	7/15/40	2,500	2,805
1 Grossmont CA Healthcare District Revenue
TOB VRDO	0.150%	12/7/11	5,200	5,200
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	1,550	1,669
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	1,735	1,868
Hartnell CA Community College District GO	5.000%	8/1/13 (Prere.)	2,370	2,551
Irvine CA Assessment District No. 05-21
Improvement Revenue (Northwest Irvine) VRDO	0.140%	12/1/11 LOC	1,900	1,900
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/30 (2)	5,500	5,535
Kern CA High School District GO	6.400%	8/1/14 (ETM)	1,490	1,719
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,978
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	2,267
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,128
La Mesa-Spring Valley CA School District GO	5.375%	8/1/12 (Prere.)	1,570	1,624
La Mesa-Spring Valley CA School District GO	5.375%	8/1/12 (Prere.)	1,775	1,836
La Mesa-Spring Valley CA School District GO	5.375%	8/1/12 (Prere.)	2,000	2,068
La Mesa-Spring Valley CA School District GO	5.375%	8/1/12 (Prere.)	1,890	1,955
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/20	6,155	6,024
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/21	2,500	2,405
Long Beach CA Finance Authority Lease
Revenue (Aquarium of the South Pacific)	5.500%	11/1/13 (2)	3,680	3,689
Long Beach CA Finance Authority Lease
Revenue (Aquarium of the South Pacific)	5.500%	11/1/18 (2)	4,675	4,682
Long Beach CA Finance Authority Lease Revenue
(Temple & Willow Facility)	5.500%	10/1/18 (14)	5,030	5,079
Long Beach CA Finance Authority Natural
Gas Purchase Revenue	5.500%	11/15/37	5,500	5,230
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	7,105
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	3,601
Long Beach CA Harbor Revenue	5.000%	5/15/17 (14)	3,655	3,975
Los Angeles CA Community College District GO	5.500%	8/1/25	3,980	4,489
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	7,340	7,652
Los Angeles CA Community College District GO	6.000%	8/1/33	5,000	5,665
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,438

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/17 (14)	6,800	6,942
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,307
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,513
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,345
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	15,510
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,350
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.150%	12/7/11	7,440	7,440
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/25	4,070	4,470
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/29 (2)	10,000	10,521
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/30 (2)	16,000	16,696
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/32 (2)	5,000	5,217
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/32	7,000	7,544
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/34 (14)	5,995	6,102
Los Angeles CA Department of Water &
Power Revenue	5.375%	7/1/34	3,000	3,256
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36 (14)	2,000	2,025
Los Angeles CA Department of Water &
Power Revenue	5.000%	7/1/36	5,000	5,253
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/38	1,890	2,006
Los Angeles CA Department of Water &
Power Revenue	5.250%	7/1/39	2,000	2,162
Los Angeles CA Department of Water &
Power Revenue VRDO	0.140%	12/1/11	1,300	1,300
Los Angeles CA GO	5.000%	9/1/31	5,785	6,181
Los Angeles CA Unified School District GO	5.000%	7/1/19	3,950	4,671
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	6,655	7,338
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,031
Los Angeles CA Unified School District GO	5.000%	7/1/13 (Prere.)	10,000	10,730
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	9,745	10,501
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,500	8,082
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,106
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,584
Los Angeles CA Unified School District GO	5.250%	7/1/28	7,000	7,732
Los Angeles CA Unified School District GO	5.000%	7/1/30 (3)	7,500	7,767
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,283
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,201
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	10,690
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	5,912

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax
Revenue VRDO	0.110%	12/1/11	10,200	10,200
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,011
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	3,977
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,241
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,890	2,138
Los Angeles County CA Sanitation Districts
Financing Authority Capital Projects Revenue	4.500%	10/1/42 (2)	5,000	4,514
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/14 (ETM)	1,000	898
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,300
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	8,107
M-S-R California Energy Authority Revenue	6.500%	11/1/39	7,000	7,673
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.125%	7/1/13 (2)	3,485	3,608
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	12,255	15,355
Manteca CA Redevelopment Agency
Tax Allocation Revenue VRDO	0.150%	12/1/11 LOC	3,800	3,800
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/25	3,410	3,747
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/26	4,000	4,603
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,235	4,621
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	3,000	3,262
Modesto CA High School District GO	0.000%	8/1/15 (14)	5,000	4,677
Modesto CA High School District GO	0.000%	8/1/17 (14)	3,000	2,459
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	2,510
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,030
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	4,741
Modesto CA Irrigation District Financing
Authority Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	9,750	12,223
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/16 (4)	1,010	1,027
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/17 (4)	1,060	1,076
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/18 (4)	1,115	1,129
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/19 (4)	1,120	1,133
Monterey Park CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/20 (4)	1,180	1,191
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,010	3,382
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,170	3,562
Mount San Antonio CA Community College
District GO	5.250%	8/1/14 (Prere.)	3,335	3,747

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New Haven CA Unified School District GO	12.000%	8/1/16 (4)	2,480	3,637
New Haven CA Unified School District GO	12.000%	8/1/17 (4)	1,500	2,316
Newark CA Unified School District GO	0.000%	8/1/13 (4)	2,050	2,021
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/40	3,500	3,925
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,017
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	240
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	441
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	208
North Orange County CA Community College
District GO	5.375%	8/1/12 (Prere.)	5,080	5,304
3 Northern California Gas Authority No. 1 Revenue	0.699%	7/1/13	14,000	13,593
3 Northern California Gas Authority No. 1 Revenue	0.849%	7/1/17	17,000	15,042
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	10,000	11,412
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,486
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28 (14)	11,140	11,143
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.500%	2/1/14 (2)	2,890	2,978
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	3,247
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,299
Orange County CA Water District Revenue	5.000%	8/15/41	6,855	7,205
Palmdale CA COP	5.250%	9/1/19 (14)	1,310	1,352
Palmdale CA COP	5.250%	9/1/20 (14)	1,450	1,494
Palmdale CA COP	5.250%	9/1/21 (14)	1,605	1,651
Palmdale CA COP	5.250%	9/1/22 (14)	1,765	1,813
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.700%	9/2/18	890	911
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.700%	9/2/19	895	915
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.750%	9/2/20	890	907
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.750%	9/2/26	4,460	4,494
Palomar Pomerado Health System
California Revenue	5.375%	11/1/13 (14)	6,730	6,740
Palomar Pomerado Health System
California Revenue COP	6.000%	11/1/41	3,000	2,837
Palomar Pomerado Health System
California Revenue GO	4.500%	8/1/32 (14)	12,500	11,355
1 Palomar Pomerado Health System
California Revenue GO TOB VRDO	0.150%	12/7/11 (12)	9,600	9,600
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,043
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,150	775
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,575	1,507
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	3,755	2,008

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	443
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.700%	8/1/13 (Prere.)	7,000	7,756
Pomona CA Unified School District GO	5.600%	8/1/14 (ETM)	1,585	1,796
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,347
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,208
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	3,404
Port of Oakland CA Revenue	5.000%	11/1/16 (14)	8,160	9,106
Port of Oakland CA Revenue	5.000%	11/1/17 (14)	5,000	5,609
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,018
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/47	15,900	13,751
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.125%	4/1/21 (14)	2,650	2,654
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.250%	4/1/26 (14)	2,905	2,887
Rancho Mirage CA Redevelopment Agency
Tax Allocation Revenue	5.250%	4/1/33 (14)	3,000	2,849
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,005
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove) Special
Tax Revenue	5.000%	9/1/31 (2)	4,000	3,897
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/13 (14)	5,000	4,774
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/14 (14)	2,000	1,843
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	1,768
Roseville CA Electric System Revenue	5.000%	2/1/37	4,500	4,634
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/22	1,440	1,412
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/28	2,450	2,250
Sacramento CA Financing Authority
Lease Revenue	5.375%	11/1/14 (2)	5,255	5,474
Sacramento CA Financing Authority
Lease Revenue	5.400%	11/1/20 (2)	6,785	7,408
Sacramento CA Municipal Utility
District Revenue	5.900%	7/1/20 (2)	15,850	19,472
Sacramento CA Municipal Utility
District Revenue VRDO	0.150%	12/7/11 LOC	6,200	6,200
Sacramento CA Transportation Authority
Sales Tax Revenue VRDO	0.070%	12/7/11	12,000	12,000
Sacramento County CA Airport Revenue	5.250%	7/1/12 (Prere.)	2,305	2,372
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/26 (14)	5,000	5,321
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/30 (14)	5,650	6,001

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	15,830	16,953
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,708
San Diego CA Community College District GO	0.000%	8/1/36	8,000	1,817
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,645
San Diego CA Community College District GO	0.000%	8/1/38	3,510	707
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,172
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/34	6,000	6,368
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/39	7,000	7,379
1 San Diego CA Public Facilities Financing Authority
Sewer Revenue TOB VRDO	0.200%	12/7/11	8,280	8,280
San Diego CA Public Facilities Financing Authority
Water Revenue	5.750%	8/1/35	2,500	2,779
San Diego CA Public Facilities Financing Authority
Water Revenue	5.500%	8/1/39	5,000	5,419
San Diego CA Unified School District GO	0.000%	7/1/15 (14)	2,770	2,616
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	10,000	11,759
San Diego CA Unified School District GO	5.500%	7/1/24 (4)	4,015	4,820
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	9,000	10,518
San Diego County CA COP	5.000%	2/1/28 (2)	2,000	2,052
San Diego County CA COP	5.000%	2/1/30 (2)	2,345	2,393
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/26	4,000	4,249
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/28	3,200	3,341
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/34	2,715	2,751
San Diego County CA Regional Airport
Authority Revenue	5.000%	7/1/40	3,000	3,002
San Diego County CA Water Authority Revenue	5.000%	5/1/31	4,700	5,066
San Diego County CA Water Authority
Revenue COP	5.000%	5/1/26 (4)	7,275	7,867
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	10,000	10,471
San Francisco CA City & County GO	5.000%	6/15/23	6,000	7,067
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/12 (Prere.)	4,305	4,395
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/18	6,300	7,347
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/12 (Prere.)	4,770	4,870
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/19	7,500	8,788
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/12 (Prere.)	5,020	5,125
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/20	5,315	6,206
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	5,734
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,176
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,289

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,341
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,719
San Francisco CA City & County Public Utilities
Commission Water Revenue	4.750%	11/1/36 (4)	4,500	4,512
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.140%	12/7/11	11,500	11,500
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,113
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,070
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,575
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	2,291
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	2,116
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/30 (14)	7,000	1,584
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/31 (14)	11,950	2,477
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	3,994
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	823
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	2,658
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion &
Renovation Project)	6.500%	5/1/42	5,000	5,326
San Juan CA Unified School District GO	0.000%	8/1/13 (4)	2,220	2,186
San Juan CA Unified School District GO	0.000%	8/1/14 (4)	2,610	2,504
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,762
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,400
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	1,653
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	3,412
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	2,516
San Mateo County CA Community
College District GO	5.000%	9/1/31	5,000	5,256
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Capital Project Program)	6.500%	7/1/13 (14)	6,375	6,735
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Capital Project Program)	5.000%	7/1/21 (14)	3,500	3,832
San Ramon Valley CA Unified School District GO	0.000%	7/1/13 (14)	3,680	3,622
San Ramon Valley CA Unified School District GO	0.000%	7/1/14 (14)	8,290	8,031
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	1,893
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	5,345	5,910
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	2,000	2,214

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santa Clara CA Electric Revenue	5.000%	7/1/21 (14)	2,000	2,100
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,330
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,112
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.250%	5/15/36	5,000	5,254
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	4,935	5,283
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	3,930	4,252
Solano County CA COP	5.250%	11/1/12 (Prere.)	3,785	3,958
Solano County CA COP	5.250%	11/1/12 (Prere.)	3,770	3,942
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/35 (14)	8,610	7,727
Southern California Public Power
Authority Revenue	5.000%	7/1/29	5,000	5,349
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,303
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	1,872
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	5,400	5,013
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,600
Tobacco Securitization Authority Revenue
(Northern California Tobacco Settlement)	5.375%	6/1/38	4,500	3,073
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	4.750%	6/1/25	9,455	7,983
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,499
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center)	5.000%	9/1/40	3,000	2,919
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,047
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,056
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,000	3,208
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	4,585	4,966
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,628
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,334
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	1,940
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,285
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,306
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	1,601
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,291
University of California Revenue	5.750%	5/15/25	7,000	8,282
University of California Revenue	4.750%	5/15/33	12,425	12,431
University of California Revenue	5.000%	5/15/33 (2)	20,790	21,091
University of California Revenue	5.000%	5/15/34	3,220	3,337
University of California Revenue	5.000%	5/15/34	5,205	5,444
University of California Revenue	5.000%	5/15/35	3,640	3,799
University of California Revenue	5.250%	5/15/39	7,000	7,443
University of California Revenue	5.000%	5/15/40	1,905	1,963
Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	3,892	3,984
Ventura County CA Community College
District GO	5.500%	8/1/33	8,500	9,245
Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,025

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	5,000	5,036
	Walnut Valley CA Unified School District GO	6.000%	8/1/14 (ETM)	2,205	2,521
	Walnut Valley CA Unified School District GO	6.000%	8/1/15 (ETM)	2,470	2,918
	Walnut Valley CA Unified School District GO	6.000%	8/1/16 (ETM)	2,690	3,269
	Washington Township CA Health Care
	District Revenue	5.000%	7/1/32	3,000	2,903
	Washington Township CA Health Care
	District Revenue	5.000%	7/1/37	3,500	3,302
	West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	7,214
	Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,673
	Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,630
	Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	1,579
					2,647,002
Puerto Rico (1.1%)
1	Puerto Rico Housing Finance Authority
	Revenue TOB VRDO	0.140%	12/7/11	6,460	6,460
	Puerto Rico Municipal Finance Agency GO	5.250%	7/1/19 (11)	2,250	2,430
	Puerto Rico Municipal Finance Agency GO	5.250%	7/1/20 (11)	1,300	1,388
	Puerto Rico Municipal Finance Agency GO	5.250%	8/1/20 (11)	2,255	2,407
	Puerto Rico Public Buildings Authority
	Government Facilities Revenue	5.250%	7/1/14 (Prere.)	75	84
	Puerto Rico Public Finance Corp. Revenue PUT	5.750%	2/1/12 LOC	16,000	16,112
1	Puerto Rico Sales Tax Financing Corp.
	Revenue TOB VRDO	0.200%	12/7/11 LOC	1,510	1,510
					30,391
Total Tax-Exempt Municipal Bonds (Cost $2,594,385)					2,677,393
Other Assets and Liabilities (-0.1%)
Other Assets					39,885
Liabilities					(43,020)
					(3,135)
Net Assets (100%)					2,674,258

California Long-Term Tax-Exempt Fund

At November 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,709,928
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(118,678)
Unrealized Appreciation (Depreciation)	83,008
Net Assets	2,674,258

Investor Shares—Net Assets
Applicable to 39,191,353 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	440,643
Net Asset Value Per Share—Investor Shares	$11.24

Admiral Shares—Net Assets
Applicable to 198,660,415 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,233,615
Net Asset Value Per Share—Admiral Shares	$11.24

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2011, the aggregate value of these securities was $63,588,000, representing 2.4% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corporation.
(13) Berkshire Hathaway Assurance Corporation.
(14) National Public Finance Guarantee Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2011
($000)
Investment Income
Income
Interest	118,758
Total Income	118,758
Expenses
The Vanguard Group—Note B
Investment Advisory Services	297
Management and Administrative—Investor Shares	664
Management and Administrative—Admiral Shares	1,812
Marketing and Distribution—Investor Shares	148
Marketing and Distribution—Admiral Shares	486
Custodian Fees	39
Auditing Fees	29
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	3
Total Expenses	3,503
Net Investment Income	115,255
Realized Net Gain (Loss)
Investment Securities Sold	(12,598)
Futures Contracts	(4,432)
Realized Net Gain (Loss)	(17,030)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	66,015
Futures Contracts	7
Change in Unrealized Appreciation (Depreciation)	66,022
Net Increase (Decrease) in Net Assets Resulting from Operations	164,247

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	115,255	127,238
Realized Net Gain (Loss)	(17,030)	(10,367)
Change in Unrealized Appreciation (Depreciation)	66,022	16,820
Net Increase (Decrease) in Net Assets Resulting from Operations	164,247	133,691
Distributions
Net Investment Income
Investor Shares	(19,336)	(28,895)
Admiral Shares	(95,919)	(98,343)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(115,255)	(127,238)
Capital Share Transactions
Investor Shares	(95,102)	(166,988)
Admiral Shares	(129,177)	136,419
Net Increase (Decrease) from Capital Share Transactions	(224,279)	(30,569)
Total Increase (Decrease)	(175,287)	(24,116)
Net Assets
Beginning of Period	2,849,545	2,873,661
End of Period	2,674,258	2,849,545

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.01	$10.98	$10.19	$11.46	$11.86
Investment Operations
Net Investment Income	.473	.476	.481	.499	.531
Net Realized and Unrealized Gain (Loss)
on Investments	.230	.030	.790	(1.270)	(.400)
Total from Investment Operations	.703	.506	1.271	(.771)	.131
Distributions
Dividends from Net Investment Income	(.473)	(.476)	(.481)	(.499)	(.531)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.473)	(.476)	(.481)	(.499)	(.531)
Net Asset Value, End of Period	$11.24	$11.01	$10.98	$10.19	$11.46

Total Return[1]	6.60%	4.63%	12.71%	-6.95%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$441	$529	$691	$670	$732
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.33%	4.26%	4.51%	4.51%	4.58%
Portfolio Turnover Rate	14%	18%	18%	27%	23%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.01	$10.98	$10.19	$11.46	$11.86
Investment Operations
Net Investment Income	.482	.485	.490	.507	.540
Net Realized and Unrealized Gain (Loss)
on Investments	.230	.030	.790	(1.270)	(.400)
Total from Investment Operations	.712	.515	1.280	(.763)	.140
Distributions
Dividends from Net Investment Income	(.482)	(.485)	(.490)	(.507)	(.540)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.482)	(.485)	(.490)	(.507)	(.540)
Net Asset Value, End of Period	$11.24	$11.01	$10.98	$10.19	$11.46

Total Return	6.68%	4.72%	12.80%	-6.88%	1.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,234	$2,321	$2,183	$2,078	$2,251
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	4.41%	4.34%	4.59%	4.58%	4.65%
Portfolio Turnover Rate	14%	18%	18%	27%	23%

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

The fund had no open futures contracts at November 30, 2011.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

California Long-Term Tax-Exempt Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2011, the fund had contributed capital of $435,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2011, 100% of the market value of the fund’s investments were valued based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2011, the fund had available capital loss carryforwards totaling $111,993,000 to offset future net capital gains of $971,000 through November 30, 2014, $18,323,000 through November 30, 2015, $22,521,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019.

The fund had realized losses totaling $6,386,000 through November 30, 2011, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At November 30, 2011, the cost of investment securities for tax purposes was $2,601,070,000. Net unrealized appreciation of investment securities for tax purposes was $76,323,000, consisting of unrealized gains of $110,591,000 on securities that had risen in value since their purchase and $34,268,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2011, the fund purchased $350,561,000 of investment securities and sold $612,086,000 of investment securities, other than temporary cash investments.

California Long-Term Tax-Exempt Fund

F. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	74,491	6,831	142,311	12,760
Issued in Lieu of Cash Distributions	15,333	1,404	22,678	2,031
Redeemed	(184,926)	(17,063)	(331,977)	(29,690)
Net Increase (Decrease)—Investor Shares	(95,102)	(8,828)	(166,988)	(14,899)
Admiral Shares
Issued	381,777	35,101	540,819	48,360
Issued in Lieu of Cash Distributions	62,988	5,765	65,497	5,863
Redeemed	(573,942)	(52,971)	(469,897)	(42,160)
Net Increase (Decrease)—Admiral Shares	(129,177)	(12,105)	136,419	12,063

G. In preparing the financial statements as of November 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard California Tax-Free Funds and the Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund (constituting three separate portfolios of Vanguard California Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 11, 2012

Special 2011 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2011	11/30/2011	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.08	$0.75
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,039.69	$1.02
Admiral Shares	1,000.00	1,040.11	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,049.22	$1.03
Admiral Shares	1,000.00	1,049.64	0.62
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.32	$0.76
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.15%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q750 012012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2011: $81,000
Fiscal Year Ended November 30, 2010: $75,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2011: $3,978,540
Fiscal Year Ended November 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2011: $1,341,750
Fiscal Year Ended November 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2011: $373,830
Fiscal Year Ended November 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2011: $16,000
Fiscal Year Ended November 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2011: $389,830
Fiscal Year Ended November 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 20, 2012

VANGUARD CALIFORNIA TAX-FREE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 20, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011 see file Number 33-23444,
Incorporated by Reference.